UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, Illinois			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontegra SAM Global Equity Fund

Frontegra MFG Global Equity Fund

Frontegra MFG Core Infrastructure Fund

Frontegra HEXAM Emerging Markets Fund

Frontegra Timpani Small Cap Growth Fund

Frontegra Netols Small Cap Value Fund

Frontegra Phocas Small Cap Value Fund

Lockwell Small Cap Value Fund

Frontegra Asset Management, Inc.

June 30, 2012

TABLE OF CONTENTS

Shareholder Letter	1

Frontegra SAM Global Equity Fund

Report from Sustainable Asset Management USA, Inc.	4

Investment Highlights	6

Frontegra MFG Global Equity Fund

Report from MFG Asset Management	8

Investment Highlights	11

Frontegra MFG Core Infrastructure Fund

Report from MFG Asset Management	14

Investment Highlights	16

Frontegra HEXAM Emerging Markets Fund

Report from HEXAM Capital Partners, LLP	18

Investment Highlights	20

Frontegra Timpani Small Cap Growth Fund

Report from Timpani Capital Management LLC	22

Investment Highlights	24

Frontegra Netols Small Cap Value Fund

Report from Netols Asset Management, Inc.	26

Investment Highlights	27

Frontegra Phocas Small Cap Value Fund

Report from Phocas Financial Corporation	30

Investment Highlights	32

Lockwell Small Cap Value Fund

Report from Lockwell Investments, LLC	34

Investment Highlights	36

Expense Example	37

Schedules of Investments

Frontegra SAM Global Equity Fund	40

Frontegra MFG Global Equity Fund	42

Frontegra MFG Core Infrastructure Fund	43

Frontegra HEXAM Emerging Markets Fund	46

Frontegra Timpani Small Cap Growth Fund	48

Frontegra Netols Small Cap Value Fund	51

Frontegra Phocas Small Cap Value Fund	53

Lockwell Small Cap Value Fund	56

Statements of Assets and Liabilities	60

Statements of Operations	62

Statements of Changes in Net Assets	64

Financial Highlights	68

Notes to Financial Statements	78

Report of Independent Registered Public Accounting Firm	89

Board of Directors' Approval of Advisory and Subadvisory Agreements	90

Additional Information

Directors and Officers	96

Foreign Tax Credit	100

Qualified Dividend Income/Dividends Received Deduction	101

Additional Information Applicable to Foreign Shareholders Only	101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past twelve months ending June 30, 2012. The S&P 500 Index was up 5.45%, and small capitalization stocks were down, with the Russell 2000® Index returning -2.08%. International stocks, as measured by the MSCI EAFE Index, returned -13.83% over the twelve-month period.

Fund Results

For the twelve month period ending June 30, 2012, the Frontegra SAM Global Equity Fund, managed by Sustainable Asset Management USA, returned -10.91% (net) versus the MSCI World Index (Net) return of -4.98%.

For the period from December 28, 2011 (inception), through June 30, 2012, the Frontegra MFG Global Equity Fund, managed by MFG Asset Management, returned 8.10% (net) versus the MSCI World Index (Net) return of 7.24%.

For the period from January 18, 2012 (inception), through June 30, 2012, the Frontegra MFG Core Infrastructure Fund, also managed by MFG Asset Management, returned 6.50% (net) versus the UBS Developed Infrastructure & Utilities Index (Net) return of 3.81% and the MSCI World Index (Net) return of 2.43%.

For the twelve month period ending June 30, 2012, the Frontegra HEXAM Emerging Markets Fund, managed by HEXAM Capital Partners, returned -29.51% (net) versus the MSCI Emerging Markets Index (Net) return of -15.95%.

The Frontegra Timpani Small Cap Growth Fund, managed by Timpani Capital Management, returned -4.28% (net) versus the Russell 2000® Growth Index return of -2.71% for the twelve month period ending June 30, 2012.

For the twelve month period ending June 30, 2012, the Frontegra Netols Small Cap Value Fund - Institutional Class, managed by Netols Asset Management, returned -6.47% (net) versus the Russell 2000® Value Index return of -1.44%. The Frontegra Netols Small Cap Value Fund - Class Y, returned -6.92% (net) over the same time period.

The Frontegra Phocas Small Cap Value Fund - Class L, managed by Phocas Financial, returned -4.91% (net) versus the Russell 2000 Value Index return of -1.44% for the twelve month period ending June 30, 2012. For the same period, the Frontegra Phocas Small Cap Value Fund - Class I, returned -4.95% (net).

For the period from July 1, 2011, (inception) through June 30, 2012, the Lockwell Small Cap Value Fund, managed by Lockwell Investments, returned -4.76% (net) versus the Russell 2000 Value Index return of -2.91%.

Outlook

We have experienced volatile and difficult investment markets over the trailing twelve months, as short-term markets have been preoccupied with the European sovereign debt crisis. Exacerbating the situation is continued sluggishness in the U.S. market, with unemployment lingering at just over 8% and the housing market in a prolonged slump. As we enter a new fiscal year, we will endeavor to manage your assets with the skill and nimbleness necessary in these volatile times.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Best regards,

William D. Forsyth, CFA

President

Frontegra Funds, Inc.

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FRONTEGRA
SAM GLOBAL EQUITY FUND

REPORT FROM SUSTAINABLE ASSET
MANAGEMENT USA, INC.

Dear Shareholders:

The Frontegra SAM Global Equity Fund strives to achieve capital appreciation by investing in a non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that combine their market and financial strategy with a high level of environmental awareness and a clearly defined social policy. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontegra SAM Global Equity Fund returned -10.91%, net of fees, for the year ended June 30, 2012. The Fund's return underperformed the -4.98% return of its benchmark, the MSCI World Index (Net).

Portfolio underperformance relative to the benchmark is mainly explained by the negative contribution of stock selection. In particular, stock selection was negative within Information Technology, Industrials and Consumer stocks while we outperformed within Financials, Materials and Telecommunication stocks. Within Financials, the positive performance contribution was achieved by overweighting insurance companies while underweighting the banking sector, which is most sensitive to the sovereign debt crisis. The investment decisions in this area reflected our cautious view on banking stocks given the tightening regulation and the ongoing deleveraging process.

The largest negative contribution over the period came from exposure in IT stocks. Portfolio holdings in this area were affected by investor concern over the outlook for the PC market amid the global economic slowdown. Portfolio sector allocation was over the period positioned with overweight (relative to MSCI World) in Health Care, Consumer Staples and Telecommunications combined with underweight positions in Financials, Materials and Consumer Discretionary. Such portfolio sector allocation has had a positive impact as Financials and Materials were among the worst performing sectors.

Portfolio Outlook and Strategy

Global equity markets remained volatile over the period. Unprecedented events such as the US debt downgrade by Standard & Poor's and the escalation of the European sovereign debt crisis, have severely affected financial markets. The downgrade of the US debt credit rating from AAA to AA+ has triggered a sharp sell-off in equity markets and pushed volatility to its highest level since 2009. The rising risk aversion has also put pressure on interest rates in Europe, particularly in Italy and Spain where yields approached unsustainable levels.

Over the period, the European Central Bank has implemented a Long-Term Refinancing Program (LTRO) providing European banks with cheap loans for about 1.1 trillion EUR. The lending facility program has been effective in relieving liquidity pressures on banks in the EU-periphery reducing the risk of a potential EU collapse.

Economic data released continued to show growth momentum tilted towards the downside. The Composite Leading Indicators, designed to anticipate turning points in economic activity relative to trend, points to a negative change in momentum across most countries. In addition, latest available data for China's manufacturing sector in June also show a prolonged slowdown.

Over the next quarters, we believe equity markets will continue to be heavily influenced by any further political and fiscal decisions aiming to ease strains in the financial markets. The Fed and the ECB will continue their accommodating monetary policy for the foreseeable future. We maintain a cautious outlook for the stock markets as the overall macro picture remains tepid, and the sovereign debt issues are far from resolved. Despite this cautious outlook, from a valuation perspective we continue to see attractive investment opportunities in global equity markets.

Our investment strategy remains focused on investing in sustainable companies with attractive valuations and stable earnings outlook. We also keep underweighting sectors where earnings visibility is lower, namely Financials. Our outlook for the financial sector remains cautious as a result of the tightening regulation and the ongoing de-leveraging process. Our approach in this space remains very selective with focus on companies with solid cash generation, strong balance sheets and acceptable leverage.

Sincerely,

Diego d'Argenio

Sustainable Asset Management USA, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  6/18/09 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 6/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Effective June 10, 2011, Sustainable Asset Management USA, Inc. ("SAM") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to June 10, 2011, SAM served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 23 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/12	FUND	INDEX
SIX MONTHS	2.10%	5.91%
ONE YEAR	(10.91)%	(4.98)%
AVERAGE ANNUAL SINCE INCEPTION	9.95%	11.08%

FRONTEGRA
MFG GLOBAL EQUITY FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontegra MFG Global Equity Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontegra MFG Global Equity Fund returned 8.10%, net of fees, for the period beginning December 28, 2011, inception, through June 30, 2012. The Fund's return outperformed the 7.24% return of its benchmark, the MSCI World Index (Net).

We do not manage the Fund against short term performance metrics and it is inevitable the Fund will underperform markets at some point in the future. We aim (not guarantee) to produce absolute returns through the business cycle whilst minimising the risk of a permanent capital loss. We will continue to focus on these objectives and will not chase short term performance.

Portfolio Outlook and Strategy

We have seen volatile and difficult investment markets since the Fund's inception. The major event driving short term markets has been the European sovereign debt crisis. Notwithstanding the volatility and uncertainty, the Fund remained fully invested since inception with cash at June 30, 2012 of 3.2%.

We continue to consider the risk of a systemic financial system meltdown as a result of the current European sovereign debt crisis as low. We continue to hold this view notwithstanding dramatically higher credit default swap costs for certain European sovereign debt, soaring sovereign bond yields, an undercapitalised European banking system and credit rating downgrades for both banks and sovereigns.

Whilst we consider the risk of a financial Armageddon event to be low, the probability is not zero. We believe that a key lesson from the global financial crisis is that prudent portfolio construction is critical for reducing risk, and particularly important in the circumstances that a "tail event" strikes. The key to prudent portfolio construction is to ensure an investment portfolio does not have a high level of aggregation risk (i.e. the risk attached to similar economic, competitive or regulatory forces) and avoiding or minimising exposure to speculative excesses or bubbles. We feel comfortable with the overall risk profile and construction of the Fund's portfolio and believe it is likely to exhibit substantially less downside risk than the market in the event that the situation in Europe deteriorates materially.

The extraordinary policy responses in recent years, particularly by the Federal Reserve and ECB, have fueled a number of current bubbles and distortions in certain asset markets, most notably foreign exchange and bond markets. It is inevitable that these distortions will unwind at some point and there is a reasonable chance that bond prices and foreign exchange markets could adjust very rapidly. The longer these policy responses are held in place, the more complacent investors are likely to become, believing that this environment is the "new normal". These policy settings will not last indefinitely and we consider the portfolio is well positioned for the eventual correction.

As of June 30, 2012, the Fund's portfolio consisted of 24 investments with the top 10 investments representing 53.1% of the portfolio. The cash weighting of 3.2% at June 30, 2012 is consistent with our view that it remains an attractive time to be investing in a carefully selected portfolio of stocks. The portfolio is well balanced and valuations are currently not stretched and we believe the portfolio should continue to deliver attractive returns for investors over time.

Since inception to June 30, 2012, the three stocks with the strongest returns in local currency were eBay (34.6%), Home Depot (23.5%) and Visa (20.6%) and the stocks with the weakest returns were Tesco (-23.3%), McDonalds (-12.2%) and Google (-10.3%).

There have been very few major changes to the Fund's portfolio since inception. The material changes have been an increase in the weighting of investments in Lowe's, Tesco, Wal-Mart and Danone and a new investment in Novartis, a diversified global healthcare company based in Switzerland.

The Fund's portfolio continues to be exposed to the following major investment themes:

•  Emerging market consumption growth via investments in multinational consumer franchises. The five largest investments in multinational consumer franchises at June 30, 2012 were Danone, Kraft, Nestlé, McDonalds and Procter & Gamble which have on average approximately 40% of their sales revenue from emerging markets.

•  A move to a cashless society. There continues to be a strong secular shift from spending via cash and cheque to cashless forms of payments such as credit cards, debit cards, electronic funds transfer and mobile payments. In our opinion, the explosion of smart mobile phones will accelerate this shift on a global basis. We believe that there are only a limited number of companies that are well positioned to benefit from this structural shift. The companies are typically highly attractive with strong network effects, low capital intensity, high barriers to entry and high returns on capital. As of June 30, 2012, the Fund invested in the payments space through exposure to companies such as PayPal (via eBay), American Express, Visa and MasterCard.

•  Internet/e-commerce. There are a number of internet enabled businesses that have very attractive investment characteristics with increasing competitive advantages. The Fund's internet investments at June 30, 2012 were eBay and Google.

•  U.S. housing. A recovery in new housing construction should drive a strong cyclical recovery in companies exposed to the U.S. housing market and also provide a strong boost to the overall economy. Our major exposure to the U.S. housing market is via our exposure to the home improvement retailers, Lowe's and Home Depot, and the domestic U.S. banks, Wells Fargo and U.S. Bancorp.

Europe

In recent months, the failed first round of Greek elections spooked markets as investors held the view that there was an increasing probability that Greece would leave the Eurozone which could trigger a disorderly default scenario. With this uncertainty, sovereign bond yields increased in Spain and Italy and there has been focus on the solvency of Spain and the Spanish banking system. It is not surprising that markets have been volatile, as investors headed to the "safety" of German Bunds, U.S. Treasuries and the U.S. dollar. This was predictable in our view.

The meeting of EU leaders on June 28, 2012 announced a number of measures that are aimed at breaking the negative feedback loop between individual country's banks and sovereign debt, the issue of subordination of private sector debt to bailout funds provided by the EU and the first step towards an EU banking union. Importantly, the EU leaders announced that they have agreed to refinance Spanish banks with an injection of up to €100 billion to be lent directly by the European Stability Mechanism (ESM) rather than via a loan to the Spanish government, which would increase Spanish government debt. This should assist in breaking the negative feedback loop between the level of sovereign debt and the solvency of the banking system. The immediate market reaction was not surprising, equities and commodities rallied, German Bunds and U.S. Treasuries fell and the U.S. dollar fell.

In our view it is likely that investors will become concerned that these measures have not solved the fundamental issues and Spanish and Italian bond yields will again start rising. The markets will focus on the fact that the bailout mechanisms are not large enough to bailout Spain, let alone Italy.

Additionally, in our view the German government strongly believes that the only way for the euro to survive is for a closer integration of Europe. This is what Merkel refers to as a policy of "more Europe". Merkel appears to be pursuing Helmut Kohl's original vision of an integrated Europe, together with a monetary union. Germany is pursuing closer fiscal integration (more direct controls over government budgets) and a banking union. Even for Germany, political integration is an impossible objective. With closer integration, it is likely that Germany would permit a more traditional central bank role for the ECB, including acting as the lender of last resort to governments and possibly some form of mutualisation of European sovereign debt. Unfortunately, this process is politically extremely difficult (including treaty change and referendums) and will take a number of years to achieve. We also believe that Germany considers that the only environment in which this change will be possible is an environment of fear and uncertainty. It is interesting that the French government has championed the concept of a banking union, as they have been historically the main opponents of further European integration. Many believe that Merkel is losing the battle and has been rolled by France, Italy and Spain in recent discussions. Contrary to this view, we believe Merkel has them exactly where she wants them. They are all moving in the direction of closer integration.

It is highly unlikely that Germany will support policies in the short term that will remove market pressure until greater integration is achieved. It is therefore likely that the environment of uncertainty could persist for a number of years. This will make financial markets difficult and uncertain. We are expecting this and it does not worry us. We believe the tail risk probability of a European sovereign and financial system meltdown is low. In the event that financial markets get ahead of the German plans to integrate Europe, and the risk of a meltdown materially increases, we believe Germany will have no hesitation in evoking the safety mechanisms. These would most likely involve the ECB printing an unlimited amount of money to monetise sovereign debt. This could either involve the ECB purchasing government bonds of troubled countries in the secondary market or granting the ESM, or a subsidiary of the ESM, a banking licence which would enable the ESM to access the ECB's unlimited funding capacity. The ESM would then be in a position to purchase an "unlimited" quantity of government bonds. Many parties have been urging Germany to allow this to happen immediately. Some people have interpreted Germany's response of "nein" as a lack of understanding of the severity of the issues. We believe that Germany completely understands the issues, but believe if they allow this today, pressure would be removed and there is no chance of finding a lasting solution and a closer integration of Europe.

In assessing whether it is likely that the ECB will print money in the event of a severe sovereign liquidity crisis, it is important to look at the actions taken by the ECB in late 2011 and early 2012 when the European banking system was facing a dangerous liquidity squeeze. The ECB offered European banks an unlimited amount of 3 year loans at an interest cost of 1%. In total, the ECB "printed" €1 trillion of new money. This policy, supported by the Bundesbank, has materially reduced the liquidity risk of the entire European banking system. We believe Germany will support the ECB acting in an unlimited way in the event of a sovereign liquidity crisis.

We continue to believe that many European countries face a prolonged period (possibly 5-7 years) of sub-par economic growth (and in many instances recessions) due to the combined effects of fiscal austerity by governments, deleveraging of bank balance sheets and household deleveraging.

U.S.

There are signs that the U.S. is undergoing a modest economic recovery. We believe that there is unlikely to be a meaningful reduction in the unemployment rate in the short term until housing construction reverts to more normalised levels, which we consider will take another two to three years. When this happens, we believe the U.S. economy will recover significantly. We have a number of investments in our portfolio that are strongly leveraged to a recovery in U.S. housing starts, including investments in Lowe's, Home Depot, Wells Fargo and U.S. Bancorp.

China

China's economic growth over the past three years has been aided by an enormous stimulus programme, focused on fixed asset investment by local governments. It is highly likely that a meaningful portion of the investment has been directed towards unproductive and uneconomic assets. This has been funded by Chinese banks lending to local government off balance sheet financing entities, as local governments are not permitted to borrow directly. It is estimated that local government debt now sits at 40-50% of GDP. If you add central government debt at around 20% of GDP, China's government debt as a percentage of GDP is catching the U.S., UK and Germany. Clearly a policy of continuing to drive GDP growth via the build up of off balance sheet local government debt is unsustainable. The investment boom and expansion of credit has lead to rampant property markets and inflationary pressures. Some market participants have stated that they believe that the policies of recent years will result in a hard economic landing, with massive loan write offs and a property crash. We believe this scenario is unlikely as we believe the Chinese authorities have the tools available to absorb bad loans and curb further speculation. We agree with many economists that China is engineering a relatively soft landing with slowing economic growth, albeit at healthy levels.

Sincerely,

Hamish Douglass

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 23 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/12	FUND	INDEX
SIX MONTHS	8.43%	5.91%
SINCE INCEPTION	8.10%	7.24%

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FRONTEGRA
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontegra MFG Core Infrastructure Fund is long-term capital appreciation. The objective is measured against the UBS Developed Infrastructure & Utilities Index (Net).

Generally, infrastructure assets are natural monopolies that provide an essential service to the community. Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The return from the infrastructure universe as defined by MFG Asset Management ("MFGAM") was more than 10% p.a. for the decade to the end of 2011. Just under half of that return was in the form of dividend income.

The universe of infrastructure assets that are held by the Fund is made up of two main sectors:

•  Utilities, including both regulated energy utilities and regulated water utilities. Utilities comprise approximately 78% of the Fund. Utilities are typically subject to economic regulation that requires the utility to efficiently provide an essential service to the community and, in return, permits the utility to earn a fair rate of return on the capital it has invested in its operations. As the utility provides a basic necessity, e.g. energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle and the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions; and

•  Infrastructure, which includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than for utilities and allows companies to accrue the benefits of volume growth i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers. As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

Performance Review

The Frontegra MFG Core Infrastructure Fund returned 6.50%, net of fees, for the period beginning January 18, 2012, inception, and ending June 30, 2012. The Fund's return outperformed the 3.81% return of its benchmark, the UBS Developed Infrastructure & Utilities Index (Net).

Most sectors held in the Core Infrastructure strategy performed well during the period with Ports up an average 21%, Airports up an average 15% and Water Utilities up around 14%. The Toll Roads sector was a standout poor performer in the portfolio — down 5% for the period — due to its holdings of European inter-urban toll roads.

A number of sectors excluded from the Core Infrastructure strategy but included in the benchmark performed quite poorly during the period helping to explain the relative out-performance of the portfolio. Japanese power companies were down an average of 4% for the period while the Competitive Power sector, which has a large weighting in the benchmark index, was down an average 2%.

Geographically, the period saw the UK market up almost 13% and the Australian/New Zealand market was up over 9%, while Canada up less than 2%, lagged the index.

Portfolio Outlook and Strategy

While investors are currently being assaulted with a daily diet of seemingly cataclysmic news, regulated utilities and infrastructure assets continue to quietly go about their business of providing essential services. Consumers continue to turn the lights on, use the restroom and use their cars and, accordingly, the owners of the assets that provide these services continue to earn reliable returns.

MFGAM believes that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer an attractive, long-term investment proposition. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, the investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three to five year timeframe.

Sincerely,

Dennis Eagar

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 23 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

The UBS Developed Infrastructure & Utilities Index (Net) is a global developed markets infrastructure and utilities benchmark, where dividends are included, dividends are reinvested after the deduction of withholding taxes and is denominated in U.S. dollars. The index is a free-float market capitalization-weighted index and inclusion criteria requires the constituents to have a free float market capitalization greater than US$500m and more than 50% of EBITDA is derived from Infrastructure or Utility businesses. Infrastructure and Utilities are defined as the permanent assets that a society requires to facilitate the orderly operation of an economy. Due to the large size and cost and often monopoly characteristics of these assets, Infrastructure and Utilities have historically been financed, built, owned and operated by the state. Infrastructure includes Transport (roads, airports, seaports, rail) and Communications (broadcast/mobile towers, satellites, fiber and copper cables). Utilities includes Energy (gas and electricity transmission, distribution and generation) and Water (irrigation, potable water, waste treatment).

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/12	FUND	UBS INDEX	MSCI INDEX
SINCE INCEPTION	6.50%	3.81%	2.43%

FRONTEGRA
HEXAM EMERGING MARKETS FUND

REPORT FROM HEXAM CAPITAL PARTNERS, LLP

Dear Shareholders:

The Frontegra HEXAM Emerging Markets Fund aims to achieve long-term capital growth by investing at least 80% of its net assets in securities of emerging market companies. The Fund's benchmark is the MSCI Emerging Markets Index (Net).

Performance Review

The Frontegra HEXAM Emerging Markets Fund returned -29.51%, net of fees, for the year ended June 30, 2012. The Fund's return underperformed the -15.95% return of its benchmark, the MSCI Emerging Markets Index (Net).

Portfolio Review and Strategy

The twelve months ending June 30, 2012, was once again a volatile period for emerging market equities, largely as a result of prolonged problems in the developed markets, namely Europe.

Despite economic decoupling, financial markets have not decoupled. As emerging markets remain less liquid and non-core for many long-term investors compared to developed peers, they will clearly be more volatile in the short-term. However, the situation can change rapidly and a 2011 announcement by the Japanese government pension fund, one of the largest pension funds in the world, that it is changing its benchmark from developed to emerging markets may be a sign for things to come.

The year was highlighted by the continued fears over the health of the European economy, with the debt strife spreading from the peripheral nations to the core economies — largely Spain and Italy. Early in the 12-month period, the market was also concerned about slowing growth in the U.S., with fears of a double dip recession. We never subscribed to this view, which was largely proved correct as the U.S. economy posted resilient data particularly in the fourth quarter of 2011. Our view on emerging market inflation also proved correct, with inflation peaking and monetary loosening measures being enacted in Brazil and China, for example.

At the country level, the largely risk-off environment led to a sharp fall for commodity linked markets, with our main overweight markets of Brazil and Russia detracting from performance over the period.

Our decision to have a zero weighting in India throughout the majority of 2011 proved the most beneficial, with the country struggling with twin deficits and political inactivity. Stubborn inflation also provides little room for policymakers to stimulate the economy.

At stock level, Samsung Electronics was the most significant stock performer, as the company continues to thrive in the mobile communications space. The company is now selling more smartphones than Apple in many parts of the globe and was boosted by the launch of its latest Galaxy phone.

China Overseas Land & Investment also continued to defy the China property sceptics. The Hong Kong-listed company followed on from a strong 2011 with strong sales in over the first half of 2012. By the end of June 2012, China Overseas Land & Investment reached 81% of its full year sales target of HKD80bn.

The largest detractors over the half were our holdings in Russian steel stocks Mechel and Evraz, with panic selling yet again dragging valuations to distressed levels. While we retain a holding in Evraz, we exited our position in Mechel. Brazilian homebuilder PDG Realty also saw downward pressure during the period after reporting weaker-than-expected fourth quarter 2011 and first quarter 2012 numbers. However, we remain confident in the long term potential of the stock considering its geographic and income segment diversification, as well as its current oversold valuation.

While the Fund struggled during the risk-off environment, there were periods of optimism. The strong outperformance of the Fund during October 2011 and January 2012 highlighted the ability of the portfolio to outperform the benchmark once noise in the market subsides and investors once again focus on fundamentals.

The volatility late in the period led to a number of valuation anomalies in the market, opening up a number of attractive buying opportunities, particularly in China. We added stocks such as internet and technology companies Baidu and Qihoo 360 — as well as China Unicom, BBMG, CNOOC and Ping An Insurance. After strong relative performance, we decided to take profits on the holdings in China Overseas Land & Investment and Naspers.

Outlook

At the end of June, emerging market ("EM") equities were trading at 9.5x forward earnings, 13.7% below the five-year average of 11.1x. The EM discount to developed markets continues to be significantly wider than the last few years. Consensus now expects 11.1% EPS growth in 2012 and 11.6% in 2013 for the global market equity ("GEM") universe. The HEXAM GEMs strategy continues to display strong GARP characteristics, with stronger forecast earnings growth and a lower P/E than the overall market. While sceptics continue to be negative on China, we remain bullish on the short and longer term prospects for the market. While China is currently seeing softer growth than it has achieved in the recent past, it is unlikely to experience a hard landing. The Chinese government has ample room to implement monetary easing and is poised to continue to follow recent interest rate and reserve requirement ratio (RRR) cuts with further loosening over the course of the year.

Thank you for your continued support.

Bryan Collings, CFA	Grant Shotter, CFA

Managing Partner and Portfolio Manager	Partner and Portfolio Manager

HEXAM Capital Partners, LLP	HEXAM Capital Partners, LLP

Stuart Richards	Marina Akopian

Partner and Portfolio Manager	Partner and Portfolio Manager

HEXAM Capital Partners, LLP	HEXAM Capital Partners, LLP

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/20/10 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/20/10 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/12	FUND	INDEX
SIX MONTHS	(5.18)%	3.93%
ONE YEAR	(29.51)%	(15.95)%
AVERAGE ANNUAL SINCE INCEPTION	(23.11)%	(8.10)%

FRONTEGRA
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontegra Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the perception gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the perception gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the year ended June 30, 2012, returning -4.28%, net of fees, vs. -2.71% for the Index. The vast majority of underperformance occurred in August and September when the market dramatically sold off largely due to macroeconomic concerns surrounding a potential European debt contagion. Although we underperformed over the period, we were encouraged to see over 400 basis points of outperformance during the second half of the fiscal year as investors became more focused on company specific fundamentals.

Sector allocation was responsible for all of the underperformance, as good stock selection was accretive to performance and offset some of the weakness in sector allocation. In particular, underweights in health care, financials and consumer staples were significant detractors of performance while overweights in energy and technology also hurt performance. In general, the more defensive sectors which we were underweight near the beginning of the period (health care and consumer staples) tended to outperform in a down market, while sectors in which we were overweight (energy and technology) and more sensitive to economic growth tended to underperform. An overweight in producer durables and an underweight in utilities were positive contributors to performance that helped offset some of the headwinds within sector allocation.

As we expected, the individual stocks that outperformed during the period tended to be those with the largest perception gaps. The period was really a tale of two extremes. During Q3 and Q4 of 2011, there were few companies rewarded with positive absolute performance as investors focused instead on macro concerns around the unfolding European debt crisis. This macro-focused period was characterized by investors worrying about sovereign debt issues in Europe, the debt ceiling debate, continued high unemployment and slowing growth in China. These concerns caused rising volatility, rising stock correlations and increased sensitivity to valuation, all of which led to Timpani's underperformance.

This calendar year through June has been quite different as companies showing strong fundamentals have been rewarded by investors with positive absolute and relative performance. With investors focused on company specific data points, we saw declining volatility, falling stock correlations, more focus on company specific growth profiles and outperformance by Timpani. There were several companies with secular growth profiles that were rewarded with large positive absolute and relative performance as investors recognized the value in robust, sustainable growth and strong business models that were able to gain market share in a competitive environment. Health care companies led the outperformance in the portfolio with the top three best performers for the period. Companies with less macro sensitive business models and strong secular growth drivers such as SXC Health Solutions, Akorn and ZOLL Medical contributed most to the outperformance. OSI Systems, Altisource and Ulta were companies from other sectors that were rewarded by investors with strong relative and absolute performance because of their strong secular growth profiles.

Portfolio Outlook

The benchmark has been up significantly after rebounding from the strong selloff that bottomed in October of 2011. Unusually high stock correlations among stocks has started to ease in 2012 as the market continued to digest macro concerns about the ongoing European debt crisis. Investors have directed more of their attention to company fundamentals while still keeping an attentive eye on the lingering problems in Europe. Stubbornly high unemployment, geopolitical risks, moderating growth in China, and European debt continue to be issues that investors are fearful of despite mostly positive company fundamentals. During 2012, the relative performance of the portfolio versus the index has been significantly more positive as the Fund returned 13.19% vs. 8.81% for the Index. This is a function of high correlations of individual stocks starting to ease coupled with continued positive bottom up stock selection within the portfolio. We are very aware of the macro risks that continue to exist, and we feel confident that the portfolio is well positioned with companies that are poised to grow and gain share in any type of economic environment.

On a micro level, companies maintained a constructive outlook on the economy and mostly exceeded analyst expectations. Corporate balance sheets are generally sound, and companies are generating ample cash flow which enables them to increase cash deployment in the form of dividends, share buybacks or accretive acquisitions. We believe that positive corporate fundamentals coupled with historically low borrowing rates will lead to the potential for increased M&A activity, which could benefit the companies we own as both buyers and potential acquisition targets. This thesis came to fruition numerous times over the past year as many of our companies were bought out at significant premiums including interclick, Brigham Exploration, HealthSpring, RightNow Technologies, ZOLL Medical and Catalyst Health Solutions. Our analysis continues to confirm our optimism regarding the fundamental strength of the companies in our portfolio. In particular, meetings with company management teams and other fundamental data points indicate that many companies continue to achieve robust growth and that significant perception gaps still exist. We experienced a year with significant volatility centered on macro concerns, where stocks moved with changes in perceived systemic risk. More attention was finally given to company specific fundamentals, which is a step in the right direction, but we must remain mindful of dark clouds still on the horizon.

We are well aware of investors' macro concerns, but we believe we are positioned in companies with secular growth tailwinds that will be less susceptible to a macro slowdown. We are optimistic that market participants will look beyond sovereign debt fears and will focus on and reward companies that have strong, sustainable, company-specific growth drivers. We believe we are well positioned to outperform once these fears subside. According to a recent industry report, the number one factor explaining outperformance once stock correlations start to drop is positive earnings revisions, on which our disciplined approach is centered. We have seen that in our relative performance over the past five months, and we are optimistic that the trend can continue going forward.

During the period, we continued to focus on finding robust and sustainable growers with company-specific perception gaps. The results from our disciplined, bottom-up stock picking process resulted in changes in portfolio sector allocation. Our weightings in consumer discretionary, technology and energy have declined, while our exposure to financials and health care has increased meaningfully. Current sector positioning has us overweight technology and health care and underweight energy, consumer staples, and materials and processing. We took advantage of the declining volatility during the past two quarters by adding and initiating positions in companies where we believe there is secular growth and where the market has underestimated that growth. This is classic perception gap investing. Looking ahead, we are confident that our bottom-up process will continue to add value for shareholders.

Thank you for your continued support.

Sincerely,

Brandon Nelson, CFA

Chief Investment Officer Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/23/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. Equity universe.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/12	FUND	INDEX
SIX MONTHS	13.19%	8.81%
ONE YEAR	(4.28)%	(2.71)%
AVERAGE ANNUAL SINCE INCEPTION	2.35%	1.01%

FRONTEGRA
NETOLS SMALL CAP VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

The Frontegra Netols Small Cap Value Fund strives to achieve capital appreciation by investing at least 80% of its assets in equity securities of small capitalization companies. The objective is relative to, and measured against, the Russell 2000® Value Index.

Performance Review

Since its inception on December 16, 2005, the Frontegra Netols Small Cap Value Fund (Institutional Class) has outperformed the benchmark after fees, returning 4.27% annualized, compared to 2.81% annualized for the Russell 2000 Value Index. For the year ended June 30, 2012, the Fund underperformed the benchmark, returning -6.47% net of fees, compared to -1.44% for the Index.

Portfolio Review

The dominant market factor over the past 12 months was the ebb and flow of investor confidence that led to a series of risk on, risk off trades in the market. Political issues in Washington, sovereign debt issues that threatened the breakup of the euro, and concerns over a potential economic slowdown led to risk off trades in the third quarter of 2011 and again in the second quarter of 2012. During the past year the portfolio has been positioned for a stable to slightly improving economy. Periods of uncertainty over the past 12 months resulted in outperformance of relatively more stable Utilities, Financials, and Consumer Staples. Conversely, more cyclical Energy, Information Technology, and Materials underperformed for the period.

Positive Contributions to Relative Performance July 2011 through June 2012

•  Stock Selection – Consumer Discretionary and Consumer Staples

•  Overweight – Consumer Discretionary

•  Best Performing Stocks – Carter's, United Rentals, Coinstar, Fair Isaac, United Natural Foods

Negative Contributions to Relative Performance July 2011 through June 2012

•  Stock Selection – Health Care and Energy

•  Underweight – Financials

•  Worst Performing Stocks – Gentiva, Bill Barrett, MGIC Investment Corp., Superior Energy, Ferro Corp.

Overall, our market outlook remains mixed. Most companies continue to manage through the current economic environment despite a slowdown in Europe and China. There are a few factors that could enhance economic growth in the current environment. Internationally, resolution of Europe's debt issues paired with recently coordinated stimulus efforts from central banks would be a plus for economic activity. Domestically, completion of the November elections should remove uncertainty on many fronts and potentially provide an environment more conducive to business planning. This could lead to increased hiring and business investment that has been recently deferred. Overall, we believe the economy should continue along a stable path with opportunities for improvement.

Thank you for your continued support.

Jeff Netols
President
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/16/05 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/12	FUND	INDEX
SIX MONTHS	4.98%	8.23%
ONE YEAR	(6.47)%	(1.44)%
FIVE YEAR AVERAGE ANNUAL	0.31%	(1.05)%
AVERAGE ANNUAL SINCE INCEPTION	4.27%	2.81%

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FRONTEGRA
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontegra Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Value Index.

Performance Review

The Frontegra Phocas Small Cap Value Fund — Class L returned -4.91%, net of fees, for the year ended June 30, 2012, and Class I returned -4.95%, net of fees. Both classes underperformed the -1.44% return of the Fund's benchmark, the Russell 2000 Value Index (the "Benchmark").

The Benchmark's total annual return, ending June 30, was led by modest declines in most major sectors, except Utilities, Consumer Staples and, surprisingly, Financials. In general, global economic and political concerns drove investors away from equities. Within equities, investors chose to go to traditional safe haven sectors like staples and utilities. Financials benefitted from continued improvement in their balance sheets and their ability to produce positive earnings.

The Benchmark's annual return was led by Utilities (+8.74%), Financials (+7.71%), and Consumer Staples (+3.27%). Consumer Discretionary (+0.00%) also outperformed the Benchmark. Meanwhile, Energy was the worst performer (-25.89%), followed behind by Telecom Services (-25.34%), Information Technology (-12.91%), Materials (-11.04%), Industrials (-6.18%), and Health Care (-4.43%).

The strongest relative performers in the Fund were Utilities (+10.5%), Industrials (-4.90%), and Information Technology (-12.55%). Consumer Staples (+2.32%) was in-line with the Benchmark. Unfortunately, most of the other major sectors were relative underperformers: Energy (-30.16%), Materials (-16.50%), Consumer Discretionary (-15.12%), Health Care (-5.44%) and Financials (+5.92%). Energy was the hardest hit sector as the effects of global economic weakness started to pressure energy prices, worldwide. This has had an undue impact on short-term pricing behavior of fundamentally cheap small cap domestic E&P companies.

However, what surprised us the most was earnings disappointments were met with significant share price underperformance inconsistent with the actual underlying financial performance — that may be because of factors including money flows affecting sector ETFs. High beta stocks and less liquid names were excessively punished if on the wrong side of earnings estimates.

Portfolio Review and Strategy

A European recession and slowing Asian economies sent investors scurrying to safe haven investments, and markets declined in the second quarter. Here in America, we have issues of our own. Employers are very slow to hire, and many of them point to the specter of profits pressured by higher medical insurance costs for employees. They're also nervous about the potential for a European recession to spillover to the U.S. Thus, slow growth of perhaps 2% is what most economists expect for the U.S. — not a recession, but an economy growing barely fast enough to keep from stalling.

We must keep in mind, however, that it's certainly possible that things could start going the right way again. Housing here in the U.S. is certainly improving, and interest rates remain at incredible lows, making it quite cost effective for businesses to borrow and expand. It's possible that our politicians will come to some agreement on a prudent course for spending and taxation which would reduce the uncertainty that is partly holding back this economy. And it's even possible that Spain, Italy and Greece finally come to the understanding that they cannot continue along this path to financial ruin and begin to take measures to behave in a fiscally responsible manner. The European community is now developing plans to support the weakest banks and the debt of the most fiscally troubled countries.

Because it is quite difficult, if not impossible, to time markets or sectors on a consistent basis, our core investment strategy remains to concentrate on identifying undervalued stocks in each sector. Though it may not have been the best equity investment strategy for 2012, we believe that it will continue to be the best strategy, longer-term.

Due to benchmark restructuring, the biggest changes are primarily due to significant changes in sector weights, especially within Industrials and Financials. The large ebbs and flows of share price valuation within the broader market have also changed relative valuations within sectors. We feel that the best performing companies are still likely to be those who are finding new growth opportunities, are overhauling their operations to reduce costs significantly, or are investing their free cash flow and cash on their balance sheets to acquire promising businesses. In addition, we continue to search for companies with greatly discounted valuations based on concerns that we think can be repaired in a timely fashion. We remain fully invested with less than 5% cash or equivalents.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA

Chief Executive Officer and Portfolio Manager	Portfolio Manager

Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  9/29/06 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 9/29/06 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Class L shares of the Fund. Performance for Class I shares will vary from the performance of Class L shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/12	FUND	INDEX
SIX MONTHS	3.51%	8.23%
ONE YEAR	(4.91)%	(1.44)%
FIVE YEAR AVERAGE ANNUAL	0.59%	(1.05)%
AVERAGE ANNUAL SINCE INCEPTION	3.28%	1.24%

LOCKWELL SMALL CAP VALUE FUND

REPORT FROM LOCKWELL INVESTMENTS, LLC

Dear Fellow Shareholders:

The Lockwell Small Cap Value Fund strives to take advantage of a number of investor biases which are particularly prevalent within the small cap equity universe. These biases result in an opportunity set of high-quality companies whose valuations, in our opinion, do not accurately reflect the attractiveness of their franchises or business prospects. The strategy attempts to exploit these biases by using an intensive, bottom-up, research-focused process; seeking high-quality companies with specific catalysts; and becoming involved with company managements when appropriate.

Performance Review

The Lockwell Small Cap Value Fund returned -4.76%, net of fees, since its inception on July 1, 2011 through June 30, 2012, versus the benchmark Russell 2000® Value Index return of -2.91%.

The past twelve months have been marked by substantial volatility as investors reacted to geopolitical and macroeconomic news. During this period, we saw correlations between asset classes increase substantially relative to historical norms as investor sentiment overwhelmed company fundamentals at times. The small cap value market was down over 21% during the third quarter of 2011, and then rebounded by more than 29% in aggregate during the fourth quarter of 2011 and first quarter of 2012. The small cap market returned to a risk-averse state during the second quarter of 2012, as worries over the European debt crisis and slowing growth in Asia and the U.S. intensified.

While experiencing the extreme swings in the market over the 12-month period, our Fund underperformed the Russell 2000 Value Index by 1.85%. This underperformance was largely attributable to our underweighting of Real Estate Investment Trusts (REITs) in Financials and our stock selection within the Energy sector. REITs made up approximately 13% of the Russell 2000 Value Index during the year while we held approximately 2-3% in REITs throughout this period. While REITs were rewarded by investors this year, we believe that for the most part these securities are unattractive given their rich valuations and low yields and therefore maintain a substantial underweight. Our Energy holdings were generally hurt by the sharp reduction in natural gas prices and the resulting pullback of many companies in their natural gas drilling programs.

On the positive side, we added value through our stock selection in the Consumer Discretionary, Information Technology, and Materials sectors. Even in light of the macroeconomic concerns, many of our holdings in these sectors had catalysts realized that resulted in strong growth and solid price appreciation. Additionally, our more defensive holdings in Health Care and Consumer Staples added value to the portfolio as the market pulled back in the second quarter of 2012.

Portfolio Outlook

Looking to the year ahead, we will continue to face headwinds as the European debt crisis unfolds and growth slows in most parts of the world. Specifically, we believe that slowing growth in Asia will continue to negatively impact U.S. companies. In the U.S., the upcoming Presidential election and discussion of the approaching fiscal cliff will no doubt result in some political theatre. The question remains as to how the outcomes of these events will play through to employment and growth of the economy.

Specific to the small cap universe, we remain somewhat skeptical about the likelihood of further margin expansion, given that many companies' margins are already at historically high levels. We think the majority of cost cutting opportunities have already been realized by most small cap companies. From an earnings perspective, we believe that expectations for the second half of 2012 will be reduced given the headwinds mentioned.

On the positive side, small cap companies generally have solid balance sheets and are starting to return more cash to shareholders through dividend payments and share repurchases. Although large cap stocks appear to be more attractively valued at the current time, small cap stocks are less exposed to overseas markets which may be important if Europe worsens. Overall, we believe that small cap stocks are fairly valued but not overvalued.

Our portfolio positioning will continue to be a result of our bottom-up, fundamental research. Currently, we continue to have overweight positions relative to the benchmark in Industrials, Health Care, and Information Technology; while being underweight Financials and Utilities. Similar to REITs within the Financials sector, we believe Utility stocks currently trade at high valuations and also may face some regulatory headwinds. As always, we continue to look for undervalued securities with identifiable catalysts. Over the longer-term, we believe the fundamentals of these companies will produce superior stock price movements that will benefit our shareholders.

Thank you for your continued support.

Richard Glass, CFA
Principal
Lockwell Investments, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  7/01/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 7/01/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/12	FUND	INDEX
SIX MONTHS	6.73%	8.23%
SINCE INCEPTION	(4.76)%	(2.91)%

EXPENSE EXAMPLE

June 30, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra SAM Global Equity, Frontegra MFG Global Equity, Frontegra MFG Core Infrastructure, Frontegra HEXAM Emerging Markets and Lockwell Small Cap Value Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/12 – 6/30/12).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSE EXAMPLE (continued)

June 30, 2012 (Unaudited)

	Beginning Account Value 1/1/2012	Ending Account Value 6/30/2012	Annualized Expense Ratio*	Expenses Paid During the Period*
SAM Global Equity Fund
Actual Fund Return	$1,000.00	$1,021.00	1.20%	$6.03
Hypothetical 5% Return	$1,000.00	$1,018.90	1.20%	$6.02
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,084.30	0.80%	$4.15
Hypothetical 5% Return	$1,000.00	$1,020.89	0.80%	$4.02
HEXAM Emerging Markets Fund
Actual Fund Return	$1,000.00	$948.20	1.30%	$6.30
Hypothetical 5% Return	$1,000.00	$1,018.40	1.30%	$6.52
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,131.90	1.10%	$5.83
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52
Netols Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,049.80	1.10%	$5.61
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52
Netols Small Cap Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,047.20	1.50%	$7.64
Hypothetical 5% Return	$1,000.00	$1,017.40	1.50%	$7.52
Phocas Small Cap Value Fund – Class L
Actual Fund Return	$1,000.00	$1,035.10	0.99%	$5.01
Hypothetical 5% Return	$1,000.00	$1,019.94	0.99%	$4.97
Phocas Small Cap Value Fund – Class I
Actual Fund Return	$1,000.00	$1,035.10	1.10%	$5.57
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52
Lockwell Small Cap Value Fund
Actual Fund Return	$1,000.00	$1,067.30	1.10%	$5.65
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

EXPENSE EXAMPLE (continued)

June 30, 2012 (Unaudited)

	Beginning Account Value	Ending Account Value 6/30/2012	Annualized Expense Ratio	Expenses Paid During the Period
MFG Core Infrastructure Fund
Actual Fund Return*	$1,000.00	$1,065.00	0.70%	$3.24
Hypothetical 5% Return**	$1,000.00	$1,021.38	0.70%	$3.52

*  Actual expenses are equal to the Fund's annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 164/366 to reflect the most recent fiscal period end since the MFG Core Infrastructure Fund commenced operations on January 18, 2012.

**  Hypothetical expenses are equal to the Fund's annualized expense ratio of 0.70% multiplied by the average account value over the period commencing January 1, 2012, multiplied by 182/366 to reflect information had the MFG Core Infrastructure Fund been in operation for the entire fiscal half year.

Frontegra SAM Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2012

Number of Shares		Value
COMMON STOCKS 94.3%
	Australia 1.6%
13,210	National Australia Bank Ltd.	$321,763
	Canada 8.2%
5,450	Bank of Nova Scotia	282,256
1,990	Canadian Imperial Bank of Commerce	140,049
111,420	Sherritt International Corp.	536,252
2,524	Teck Resources Ltd. - Class B	78,167
10,020	TELUS Corp.	601,731
		1,638,455
	France 4.1%
5,300	Cie de St-Gobain	195,831
14,000	Total SA	630,126
		825,957
	Germany 3.4%
3,700	Adidas AG	265,209
2,100	Fresenius SE & Co. KGaA	217,430
2,996	Henkel AG & Co. KGaA	199,072
		681,711
	Israel 1.4%
7,270	Teva Pharmaceutical Industries Ltd. - ADR	286,729
	Italy 5.5%
14,900	Ansaldo STS SpA	106,028
14,000	Eni SpA	297,433
19,000	Fiat Industrial SpA	187,018
111,400	Snam SpA	499,087
		1,089,566
	Japan 5.6%
56,000	Marubeni Corp.	373,123
36,000	Mitsui OSK Lines Ltd.	129,775
39,300	Stanley Electric Co. Ltd.	610,321
		1,113,219

Number of Shares		Value
	Netherlands 3.3%
6,900	Koninklijke DSM NV	$340,167
17,600	Koninklijke KPN NV	168,292
8,003	Koninklijke Philips Electronics NV	157,705
		666,164
	Norway 2.7%
11,900	Aker Solutions ASA	168,853
19,800	DnB NOR ASA	196,881
36,213	Norsk Hydro ASA	163,309
		529,043
	Switzerland 9.4%
10,500	Noble Corp.	341,565
1,900	Roche Holding AG	328,192
6,600	Swiss RE AG	416,076
900	Swisscom AG	362,592
1,900	Zurich Financial Services AG	429,636
		1,878,061
	United Kingdom 6.2%
68,470	Barclays PLC	174,958
97,970	BT Group PLC	324,626
163,700	Legal & General Group PLC	327,280
11,637	Travis Perkins PLC	177,182
55,000	WM Morrison Supermarkets PLC	229,502
		1,233,548
	United States 42.9%
21,700	Dell, Inc. (a)	271,684
27,330	Hartford Financial Services Group, Inc.	481,827
17,568	Hewlett-Packard Co.	353,292
3,105	International Business Machines Corp.	607,276
6,936	Kimberly-Clark Corp.	581,029
10,500	Life Technologies Corp. (a)	472,395
8,936	Limited Brands, Inc.	380,048
300	MasterCard, Inc. - Class A	129,033
3,306	McDonald's Corp.	292,680

The accompanying notes are an integral part of these financial statements.

Frontegra SAM Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

Number of Shares		Value
COMMON STOCKS 94.3% (continued)
	United States 42.9% (continued)
21,090	Microsoft Corp.	$645,144
19,150	Mylan, Inc. (a)	409,236
7,831	Occidental Petroleum Corp.	671,665
17,000	Oracle Corp.	504,900
30,506	Pfizer, Inc.	701,637
12,450	Reynolds American, Inc.	558,632
7,800	SanDisk Corp. (a)	284,544
26,100	The Kroger Co.	605,259
9,892	The Procter & Gamble Co.	605,885
		8,556,166
	Total Common Stocks
	(Cost $18,483,882)	18,820,382
SHORT-TERM INVESTMENTS 4.7%
	Investment Company 4.7%
933,250	STIT-STIC Prime Portfolio - Institutional Class, 0.08%	$933,250
	Total Short-Term Investments
	(Cost $933,250)	933,250
	Total Investments 99.0%
	(Cost $19,417,132)	19,753,632
	Other Assets in Excess of Liabilities 1.0%	198,296
	TOTAL NET ASSETS 100.0%	$19,951,928

(a)  Non-Income Producing.

ADR - American Depositary Receipt.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	14.0%
Consumer Staples	13.9
Financials	13.9
Health Care	12.1
Energy	10.6
Consumer Discretionary	7.8
Telecommunication Services	7.3
Industrials	6.6
Materials	5.6
Utilities	2.5
Total Common Stocks	94.3
Total Short-Term Investments	4.7
Total Investments	99.0
Other Assets in Excess of Liabilities	1.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2012

Number of Shares		Value
COMMON STOCKS 96.4%
	France 4.9%
85,722	Danone	$5,327,344
	Netherlands 3.2%
105,179	Unilever NV	3,513,559
	Switzerland 10.1%
71,740	Nestle SA	4,281,290
120,391	Novartis AG	6,731,219
		11,012,509
	United Kingdom 4.6%
1,023,181	Tesco PLC	4,972,466
	United States 73.6%
80,838	American Express Co.	4,705,580
15,104	Colgate-Palmolive Co.	1,572,326
180,933	eBay, Inc. (a)	7,600,996
11,157	Google, Inc. - Class A (a)	6,471,841
50,987	Johnson & Johnson	3,444,682
120,339	Kraft Foods, Inc.	4,647,492
232,127	Lowe's Companies, Inc.	6,601,692
9,663	MasterCard, Inc. - Class A	4,156,153
46,256	McDonald's Corp.	4,095,044
44,773	PepsiCo, Inc.	3,163,660
72,776	Target Corp.	4,234,835
21,019	The Coca-Cola Co.	1,643,476
20,846	The Home Depot, Inc.	1,104,630
59,765	The Procter & Gamble Co.	3,660,606
137,370	U.S. Bancorp	4,417,819
39,892	Visa, Inc. - Class A	4,931,848
72,768	Wal-Mart Stores, Inc.	5,073,385
150,857	Wells Fargo & Co.	5,044,658
50,900	Yum! Brands, Inc.	3,278,978
		79,849,701
	Total Common Stocks
	(Cost $105,197,989)	104,675,579

Number of Shares		Value
SHORT-TERM INVESTMENTS 3.2%
	Investment Company 3.2%
3,468,812	STIT-STIC Liquid Assets Portfolio - Institutional Class, 0.16%	$3,468,812
	Total Short-Term Investments
	(Cost $3,468,812)	3,468,812
	Total Investments 99.6%
	(Cost $108,666,801)	108,144,391
	Other Assets in Excess of Liabilities 0.4%	406,175
	TOTAL NET ASSETS 100.0%	$108,550,566

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Staples	38.8%
Information Technology	21.3
Consumer Discretionary	13.9
Financials	13.0
Health Care	9.4
Total Common Stocks	96.4
Total Short-Term Investments	3.2
Total Investments	99.6
Liabilities in Excess of Other Assets	0.4
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2012

Number of Shares		Value
COMMON STOCKS 97.5%
	Australia 8.1%
5,190	APA Group	$26,643
8,135	DUET Group	15,413
13,024	Envestra Ltd.	10,515
26,305	SP AusNet	27,568
11,844	Spark Infrastructure Group	18,570
16,605	Sydney Airport	49,488
12,875	Transurban Group	75,203
		223,400
	Austria 0.3%
185	Flughafen Wien AG	7,313
	Belgium 0.7%
494	Elia System Operator SA/NV	20,315
	Canada 9.4%
1,095	Emera, Inc.	36,149
2,089	Enbridge, Inc.	83,428
1,684	Fortis, Inc.	53,409
1,889	TransCanada Corp.	79,171
331	Valener, Inc.	4,971
		257,128
	France 5.4%
882	Aeroports de Paris	66,711
3,444	SES SA	81,429
		148,140
	Germany 2.2%
820	Fraport AG Frankfurt Airport Services Worldwide	44,152
638	Hamburger Hafen und Logistik AG	16,292
		60,444
	Hong Kong 2.7%
10,008	Power Assets Holdings Ltd.	75,102
	Italy 9.5%
1,772	ACEA SpA	10,547

Number of Shares		Value
	Italy 9.5% (continued)
5,784	Atlantia SpA	$73,825
13,073	Gemina SpA (a)	10,070
19,430	Snam SpA	87,049
2,009	Societa Iniziative Autostradali e Servizi SpA	14,153
17,927	Terna Rete Elettrica Nazionale SpA	64,780
		260,424
	Mexico 1.7%
3,531	Grupo Aeroportuario del Centro Norte SAB de CV	7,279
4,966	Grupo Aeroportuario del Pacifico SAB de CV - Class B	19,689
2,630	Grupo Aeroportuario del Sureste SAB de CV - Class B	20,583
		47,551
	Netherlands 2.7%
1,135	Koninklijke Vopak NV	72,802
	New Zealand 1.4%
10,822	Auckland International Airport Ltd.	21,225
8,376	Vector Ltd.	18,008
		39,233
	Spain 6.5%
6,472	Abertis Infraestructuras SA	87,466
2,129	Enagas SA	38,846
1,206	Red Electrica Corp. SA	52,637
		178,949
	Switzerland 0.7%
53	Flughafen Zuerich AG	18,617
	United Kingdom 8.9%
8,102	National Grid PLC	85,865
3,214	Pennon Group PLC	38,472
2,118	Severn Trent PLC	54,905
6,078	United Utilities Group PLC	64,385
		243,627

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

Number of Shares		Value
COMMON STOCKS 97.5% (continued)
	United States 37.3%
174	ALLETE, Inc.	$7,273
620	Alliant Energy Corp.	28,253
1,500	American Electric Power Co., Inc.	59,850
96	American States Water Co.	3,800
981	American Water Works Co., Inc.	33,629
718	Aqua America, Inc.	17,921
472	Atmos Energy Corp.	16,553
278	Avista Corp.	7,423
216	California Water Service Group	3,990
2,072	CenterPoint Energy, Inc.	42,828
81	CH Energy Group, Inc.	5,321
1,108	Consolidated Edison, Inc.	68,907
804	DTE Energy Co.	47,701
195	El Paso Electric Co.	6,466
666	Great Plains Energy, Inc.	14,259
241	IDACORP, Inc.	10,141
377	Integrys Energy Group, Inc.	21,440
264	ITC Holdings Corp.	18,192
112	MGE Energy, Inc.	5,298
1,351	NiSource, Inc.	33,437
876	Northeast Utilities	33,998
137	Northwest Natural Gas Co.	6,521
193	NorthWestern Corp.	7,083
1,153	NV Energy, Inc.	20,270
1,105	Pepco Holdings, Inc.	21,625
1,593	PG&E Corp.	72,114
375	Piedmont Natural Gas Co., Inc.	12,071
533	Pinnacle West Capital Corp.	27,577
422	PNM Resources, Inc.	8,246
369	Portland General Electric Co.	9,838
1,054	Progress Energy, Inc.	63,419

Number of Shares		Value
	United States 37.3% (continued)
621	SCANA Corp.	$29,709
46	SJW Corp.	1,104
235	Southwest Gas Corp.	10,258
1,050	TECO Energy, Inc.	18,963
215	The Empire District Electric Co.	4,537
1,258	The Southern Co.	58,245
263	UIL Holdings Corp.	9,431
177	UNS Energy Corp.	6,799
400	Vectren Corp.	11,808
549	Westar Energy, Inc.	16,443
267	WGL Holdings, Inc.	10,613
1,094	Wisconsin Energy Corp.	43,290
2,309	Xcel Energy, Inc.	65,598
		1,022,242
	Total Common Stocks
	(Cost $2,608,142)	2,675,287
CLOSED-END FUNDS 0.8%
	United Kingdom 0.8%
6,735	HICL Infrastructure Co. Ltd.	12,505
5,509	International Public Partnerships Ltd.	10,217
	Total Closed-End Funds
	(Cost $12,393)	22,722
POOLED INVESTMENT VEHICLE 0.5%
	Airport 0.5%
5,505	Australian Infrastructure Fund	13,617
	Total Pooled Investment Vehicle
	(Cost $11,592)	13,617

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

Number of Shares		Value
SHORT-TERM INVESTMENTS 1.0%
	Investment Company 1.0%
27,065	STIT-STIC Liquid Assets Portfolio - Institutional Class, 0.16%	$27,065
	Total Short-Term Investments
	(Cost $27,065)	27,065
	Total Investments 99.8%
	(Cost $2,659,192)	2,738,691
	Other Assets in Excess of Liabilities 0.2%	4,664
	TOTAL NET ASSETS 100.0%	$2,743,355

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	29.3%
Transmission & Distribution	21.2
Gas	14.1
Airport	9.7
Toll Road	9.1
Water Utility	7.9
Port	3.2
Communications	3.0
Total Common Stocks	97.5
Social	0.8
Total Closed-End Funds	0.8
Airport	0.5
Total Pooled Investment Vehicle	0.5
Total Short-Term Investments	1.0
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra HEXAM Emerging Markets Fund

SCHEDULE OF INVESTMENTS

June 30, 2012

Number of Shares		Value
COMMON STOCKS 92.6%
	Brazil 18.4%
20,700	BRF - Brasil Foods SA	$311,763
28,200	Kroton Educacional SA (a)	404,642
147,700	OGX Petroleo e Gas Participacoes SA (a)	404,456
120,000	PDG Realty SA Empreendimentos e Participacoes	210,904
19,639	Petroleo Brasileiro SA - ADR	368,624
22,681	Tim Participacoes SA - ADR	622,820
65,417	Vale SA - ADR	1,298,528
		3,621,737
	China 16.8%
2,502	Baidu, Inc. - ADR (a)	287,680
302,288	BBMG Corp.	213,123
1,192,000	China Construction Bank Corp.	823,522
227,000	CNOOC Ltd.	457,659
38,000	Ping An Insurance (Group) Company of China, Ltd.	307,263
879,000	Prince Frog International Holdings Ltd.	316,842
17,638	Qihoo 360 Technology Co. Ltd. - ADR (a)	304,961
15,009	WuXi PharmaTech Cayman, Inc. - ADR (a)	211,927
196,400	ZTE Corp.	383,088
		3,306,065
	Hong Kong 8.7%
282,000	China Unicom United Network Communications Group Co. Ltd.	354,610
1,285,000	Industrial & Commercial Bank of China	720,356
126,500	Kingboard Chemical Holdings Ltd.	246,373
698,213	Nine Dragons Paper Holdings Ltd.	395,248
		1,716,587

Number of Shares		Value
	Kazakhstan 5.7%
68,799	Kazakhmys PLC	$780,032
136,023	Uranium One, Inc. (a)	346,037
		1,126,069
	Russian Federation 14.6%
95,381	Evraz PLC	391,165
38,473	Gazprom OAO - ADR	365,494
6,762	Lukoil OAO - ADR	379,213
50,861	Magnitogorsk Iron & Steel Works - GDR (a)	186,863
18,784	NOMOS-BANK - GDR (a)	225,408
3,580	Novatek OAO - GDR	382,264
280,348	Sberbank of Russia	749,892
19,390	Sberbank of Russia - ADR	209,800
		2,890,099
	South Africa 4.8%
16,124	Anglo American PLC	529,919
4,525	Randgold Resources Ltd.	406,264
		936,183
	South Korea 19.1%
10,980	Hankook Tire Co. Ltd.	437,875
2,550	Hyundai Mobis	618,110
27,515	KB Financial Group, Inc.	898,830
2,302	LG Chem Ltd.	595,931
692	Samsung Electronics Co. Ltd.	732,819
2,457	Samsung Fire & Marine Insurance Co. Ltd.	487,569
		3,771,134
	Switzerland 1.4%
22,204	Xstrata PLC	279,179
	Zambia 3.1%
34,777	First Quantum Minerals Ltd.	614,857
	Total Common Stocks
	(Cost $23,487,682)	18,261,910

The accompanying notes are an integral part of these financial statements.

Frontegra HEXAM Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

Number of Shares		Value
PREFERRED STOCKS 6.3%
	Brazil 6.3%
41,584	Banco Bradesco SA - ADR	$618,354
45,133	Itau Unibanco Holding SA - ADR	628,251
		1,246,605
	Total Preferred Stocks
	(Cost $1,696,815)	1,246,605
SHORT-TERM INVESTMENTS 1.2%
	Investment Company 1.2%
234,245	Fidelity Institutional Money Market Portfolio, 0.18%	234,245
	Total Short-Term Investments
	(Cost $234,245)	234,245
	Total Investments 100.1%
	(Cost $25,418,742)	19,742,760
	Liabilities in Excess of Other Assets (0.1)%	(15,606)
	TOTAL NET ASSETS 100.0%	$19,727,154

(a)  Non-Income Producing.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	29.8%
Basic Materials	27.7
Oil & Gas	11.9
Consumer Goods	10.6
Technology	8.7
Telecommunications	4.9
Industrials	4.2
Health Care	1.1
Total Common Stocks	98.9
Total Short-Term Investments	1.2
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

June 30, 2012

Number of Shares		Value
COMMON STOCKS 98.9%
	Consumer Discretionary 18.2%
1,000	Asbury Automotive Group, Inc. (a)	$23,690
482	Brunswick Corp.	10,710
266	Buffalo Wild Wings, Inc. (a)	23,046
386	Genesco, Inc. (a)	23,218
2,805	Grand Canyon Education, Inc. (a)	58,737
5,262	LeapFrog Enterprises, Inc. (a)	53,988
1,164	Lithia Motors, Inc. - Class A	26,830
1,614	Multimedia Games Holdings Co., Inc. (a)	22,596
465	Polaris Industries, Inc.	33,238
5,610	Smith & Wesson Holding Corp. (a)	46,619
920	Sturm, Ruger & Company, Inc.	36,938
2,230	Town Sports International Holdings, Inc. (a)	29,637
623	Ulta Salon, Cosmetics & Fragrance, Inc.	58,176
631	Vitamin Shoppe, Inc. (a)	34,661
789	Zumiez, Inc. (a)	31,244
		513,328
	Consumer Staples 0.6%
2,840	Inventure Foods, Inc. (a)	17,892
	Energy 4.2%
363	Approach Resources, Inc. (a)	9,271
126	Core Laboratories NV (b)	14,603
604	Gulfmark Offshore, Inc. (a)	20,560
1,062	Hornbeck Offshore Services, Inc. (a)	41,185
323	Oasis Petroleum, Inc. (a)	7,810
325	Rosetta Resources, Inc. (a)	11,908
653	Sanchez Energy Corp. (a)	13,582
		118,919
	Financial Services 8.7%
726	Altisource Portfolio Solutions SA (a)(b)	53,165
1,431	AmTrust Financial Services, Inc.	42,515

Number of Shares		Value
	Financial Services 8.7% (continued)
2,535	Bankrate, Inc. (a)	$46,619
1,447	Homeowners Choice, Inc.	25,467
903	Market Leader, Inc. (a)	4,587
1,149	Texas Capital Bancshares, Inc. (a)	46,408
2,306	Tree.com, Inc. (a)	26,381
		245,142
	Health Care 24.7%
1,366	ABIOMED, Inc. (a)	31,172
1,020	Acadia Healthcare Company, Inc. (a)	17,891
630	Air Methods Corp. (a)	61,898
5,587	Akorn, Inc. (a)	88,108
885	Align Technology, Inc. (a)	29,612
3,380	Capital Senior Living Corp. (a)	35,828
234	Catalyst Health Solutions, Inc. (a)	21,865
497	Cubist Pharmaceuticals, Inc. (a)	18,841
489	Cyberonics, Inc. (a)	21,976
3,440	Endologix, Inc. (a)	53,114
2,513	HealthStream, Inc. (a)	65,338
1,103	Jazz Pharmaceuticals, Inc. (a)(b)	49,646
965	Novadaq Technologies, Inc. (a)(b)	6,437
491	Omnicell, Inc. (a)	7,188
743	PhotoMedex, Inc. (a)	9,027
216	Questcor Pharmaceuticals, Inc. (a)	11,500
994	SXC Health Solutions Corp. (a)	98,615
1,029	Team Health Holdings, Inc. (a)	24,789
749	VIVUS, Inc. (a)	21,376
893	Vocera Communications, Inc. (a)	23,923
		698,144
	Materials & Processing 3.2%
840	Eagle Materials, Inc.	31,366
481	Valmont Industries, Inc.	58,186
		89,552
	Producer Durables 14.7%
363	Allegiant Travel Co. (a)	25,294
189	CoStar Group, Inc. (a)	15,347

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

Number of Shares		Value
COMMON STOCKS 98.9% (continued)
	Producer Durables 14.7% (continued)
364	ExlService Holdings, Inc. (a)	$8,969
663	FARO Technologies, Inc. (a)	27,899
2,377	InnerWorkings, Inc. (a)	32,161
2,171	On Assignment, Inc. (a)	34,649
1,690	OSI Systems, Inc. (a)	107,045
483	Raven Industries, Inc.	33,612
1,227	Spirit Airlines, Inc. (a)	23,877
1,045	Team, Inc. (a)	32,583
619	Titan International, Inc.	15,184
358	Titan Machinery, Inc. (a)	10,872
350	TransDigm Group, Inc. (a)	47,005
		414,497
	Technology 24.6%
1,226	Acacia Research Corp. (a)	45,656
2,376	Allot Communications Ltd. (a)(b)	66,196
502	Bottomline Technologies, Inc. (a)	9,061
670	Brightcove, Inc. (a)	10,218
6,228	Callidus Software, Inc. (a)	31,015
883	CommVault Systems, Inc. (a)	43,770
2,978	Datalink Corp. (a)	28,440
907	DealerTrack Holdings, Inc. (a)	27,310
329	Demandware, Inc. (a)	7,794
816	Ellie Mae, Inc. (a)	14,688
574	Fortinet, Inc. (a)	13,328
2,695	Guidance Software, Inc. (a)	25,629
1,591	Kenexa Corp. (a)	46,187
912	NeuStar, Inc. - Class A (a)	30,460
2,351	PROS Holdings, Inc. (a)	39,544
1,821	Radware Ltd. (a)(b)	69,726
1,533	Silicon Motion Technology Corp. - ADR (a)(b)	21,631

Number of Shares		Value
	Technology 24.6% (continued)
388	Sourcefire, Inc. (a)	$19,943
2,262	Synacor, Inc. (a)	30,989
3,151	Tangoe, Inc. (a)	67,149
432	Ultratech, Inc. (a)	13,608
1,842	Web.com Group, Inc. (a)	33,745
		696,087
	Total Common Stocks
	(Cost $2,264,049)	2,793,561
SHORT-TERM INVESTMENTS 3.0%
	Investment Company 3.0%
84,495	STIT-STIC Prime Portfolio - Institutional Class, 0.08%	84,495
	Total Short-Term Investments
	(Cost $84,495)	84,495
	Total Investments 101.9%
	(Cost $2,348,544)	2,878,056
	Liabilities in Excess of Other Assets (1.9)%	(53,624)
	TOTAL NET ASSETS 100.0%	$2,824,432

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Health Care	24.7%
Technology	24.6
Consumer Discretionary	18.2
Producer Durables	14.7
Financial Services	8.7
Energy	4.2
Materials and Processing	3.2
Consumer Staples	0.6
Total Common Stocks	98.9
Total Short-Term Investments	3.0
Total Investments	101.9
Liabilities in Excess of Other Assets	(1.9)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2012

Number of Shares		Value
COMMON STOCKS 98.5%
	Consumer Discretionary 19.9%
78,707	Aaron's, Inc.	$2,228,195
306,518	Accuride Corp. (a)	1,839,108
97,696	ANN, Inc. (a)	2,490,271
95,129	Cabela's, Inc. (a)	3,596,828
53,794	Capella Education Co. (a)	1,869,879
57,478	Carter's, Inc. (a)	3,023,343
48,764	Coinstar, Inc. (a)	3,348,136
85,873	Domino's Pizza, Inc.	2,654,334
107,693	Ethan Allen Interiors, Inc.	2,146,322
62,800	Tenneco, Inc. (a)	1,684,296
69,562	The Cheesecake Factory, Inc. (a)	2,223,202
38,454	Tractor Supply Co.	3,193,989
		30,297,903
	Consumer Staples 4.6%
230,319	SunOpta, Inc. (a)(b)	1,292,090
41,846	TreeHouse Foods, Inc. (a)	2,606,587
57,465	United Natural Foods, Inc. (a)	3,152,530
		7,051,207
	Energy 4.2%
62,456	Bill Barrett Corp. (a)	1,337,807
81,521	Superior Energy Services, Inc. (a)	1,649,170
45,916	Whiting Petroleum Corp. (a)	1,888,066
245,832	Willbros Group, Inc. (a)	1,588,075
		6,463,118
	Financials 17.5%
40,458	Bank of Hawaii Corp.	1,859,045
83,472	Cedar Fair LP	2,501,656
63,478	Community Bank System, Inc.	1,721,523
62,518	Endurance Specialty Holdings Ltd. (b)	2,395,690
129,920	Glacier Bancorp, Inc.	2,012,461
402,815	MGIC Investment Corp. (a)	1,160,107
178,048	Old National Bancorp	2,138,357
115,573	PHH Corp. (a)	2,020,216
50,340	Prosperity Bancshares, Inc.	2,115,790

Number of Shares		Value
	Financials 17.5% (continued)
131,945	Selective Insurance Group, Inc.	$2,297,162
59,575	The Hanover Insurance Group, Inc.	2,331,170
31,639	Walter Investment Management Corp.	741,618
83,723	Webster Financial Corp.	1,813,440
34,082	Westamerica Bancorporation	1,608,330
		26,716,565
	Health Care 9.3%
29,668	Haemonetics Corp. (a)	2,198,695
44,309	LifePoint Hospitals, Inc. (a)	1,815,783
35,564	Magellan Health Services, Inc. (a)	1,612,116
166,548	Merit Medical Systems, Inc. (a)	2,300,028
68,936	PSS World Medical, Inc. (a)	1,446,967
355,136	Sunrise Senior Living, Inc. (a)	2,588,941
84,965	U.S. Physical Therapy, Inc.	2,160,660
		14,123,190
	Industrials 16.3%
87,531	Actuant Corp. - Class A	2,377,342
185,019	Commercial Vehicle Group, Inc. (a)	1,594,864
33,049	Gardner Denver, Inc.	1,748,623
35,687	General Cable Corp. (a)	925,721
33,205	Genesee & Wyoming, Inc. (a)	1,754,552
33,727	Gibraltar Industries, Inc. (a)	350,086
27,480	Harsco Corp.	560,042
75,041	Herman Miller, Inc.	1,389,760
40,087	Robbins & Myers, Inc.	1,676,438
108,570	Titan International, Inc.	2,663,222
89,974	TriMas Corp. (a)	1,808,478
96,757	United Rentals, Inc. (a)	3,293,608
57,760	United Stationers, Inc.	1,556,632
39,237	Westinghouse Air Brake Technologies Corp.	3,060,878
		24,760,246

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

Number of Shares		Value
COMMON STOCKS 98.5% (continued)
	Information Technology 10.9%
63,301	Arbitron, Inc.	$2,215,535
395,775	CIBER, Inc. (a)	1,705,790
228,065	Entegris, Inc. (a)	1,947,675
85,006	Fair Isaac Corp.	3,594,054
138,215	Fairchild Semiconductor International, Inc. (a)	1,948,832
253,025	Integrated Device Technology, Inc. (a)	1,422,000
100,002	Progress Software Corp. (a)	2,087,042
79,747	WMS Industries, Inc. (a)	1,590,952
		16,511,880
	Materials 5.5%
34,729	Acuity Brands, Inc.	1,768,053
46,250	Carpenter Technology Corp.	2,212,600
34,040	Compass Minerals International, Inc.	2,596,571
81,093	Intrepid Potash, Inc. (a)	1,845,677
		8,422,901
	Real Estate Investment Trusts 9.0%
470,073	FelCor Lodging Trust, Inc. (a)	2,209,343
212,714	First Industrial Realty Trust, Inc. (a)	2,684,451
35,105	Mid-America Apartment Communities, Inc.	2,395,565
40,374	National Health Investors, Inc.	2,055,844
97,278	Sun Communities, Inc.	4,303,579
		13,648,782
	Utilities 1.3%
94,158	The Empire District Electric Co.	1,986,734
	Total Common Stocks
	(Cost $115,307,631)	149,982,526

Number of Shares		Value
SHORT-TERM INVESTMENTS 1.6%
	Investment Company 1.6%
2,461,728	Fidelity Institutional Money Market Portfolio, 0.13%	$2,461,728
	Total Short-Term Investments
	(Cost $2,461,728)	2,461,728
	Total Investments 100.1%
	(Cost $117,769,359)	152,444,254
	Liabilities in Excess of Other Assets (0.1)%	(135,628)
	TOTAL NET ASSETS 100.0%	$152,308,626

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Discretionary	19.9%
Financials	17.5
Industrials	16.3
Information Technology	10.9
Health Care	9.3
Real Estate Investment Trusts	9.0
Materials	5.5
Consumer Staples	4.6
Energy	4.2
Utilities	1.3
Total Common Stocks	98.5
Total Short-Term Investments	1.6
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2012

Number of Shares		Value
COMMON STOCKS 95.2%
	Consumer Discretionary 10.7%
4,057	ANN, Inc. (a)	$103,413
27,091	Belo Corp. - Class A	174,466
3,317	Big Lots, Inc. (a)	135,300
2,980	Bob Evans Farms, Inc.	119,796
2,067	Cracker Barrel Old Country Store, Inc.	129,808
8,383	Dana Holding Corp.	107,386
2,011	Group 1 Automotive, Inc.	91,722
3,512	Helen of Troy Ltd. (a)(b)	119,022
8,061	Iconix Brand Group, Inc. (a)	140,825
3,985	Meredith Corp.	127,281
6,113	Perry Ellis International, Inc. (a)	126,845
13,360	Pier 1 Imports, Inc.	219,505
3,366	Rent-A-Center, Inc.	113,569
11,016	Scientific Games Corp. - Class A (a)	94,187
4,835	Steiner Leisure Ltd. (a)(b)	224,392
5,378	The Finish Line, Inc. - Class A	112,454
2,446	The Warnaco Group Inc. (a)	104,151
3,594	Wolverine World Wide, Inc.	139,375
		2,383,497
	Consumer Staples 2.6%
10,114	Darling International, Inc. (a)	166,780
4,485	Snyders-Lance, Inc.	113,157
4,895	TreeHouse Foods, Inc. (a)	304,909
		584,846
	Energy 5.9%
7,801	Energy XXI (Bermuda) Ltd. (b)	244,093
18,743	Goodrich Petroleum Corp. (a)	259,778
6,200	Hornbeck Offshore Services, Inc. (a)	240,436
9,506	PDC Energy, Inc. (a)	233,087
11,175	Rex Energy Corp. (a)	125,272
11,972	Swift Energy Co. (a)	222,799
		1,325,465

Number of Shares		Value
	Financials 22.7%
10,677	American Equity Investment Life Holding Co.	$117,554
15,791	Banco Latinoamericano de Exportaciones S.A. (b)	338,401
13,252	Banner Corp.	290,351
18,727	Boston Private Financial Holdings, Inc.	167,232
42,536	CNO Financial Group, Inc.	331,781
10,883	Columbia Banking System, Inc.	204,818
6,354	First Financial Bancorp	101,537
22,787	First Pactrust Bancorp, Inc.	270,254
7,710	First Republic Bank (a)	259,056
27,989	Heritage Commerce Corp. (a)	181,928
5,189	IBERIABANK Corp.	261,785
33,938	ICG Group, Inc. (a)	313,927
1,949	Infinity Property & Casualty Corp.	112,399
14,316	Janus Capital Group, Inc.	111,951
13,264	National Financial Partners Corp. (a)	177,738
5,012	Primerica, Inc.	133,971
8,531	Protective Life Corp.	250,896
7,523	Safeguard Scientifics, Inc. (a)	116,456
16,596	State Bank Financial Corp. (a)	251,595
4,819	SVB Financial Group (a)	282,972
19,142	Washington Banking Co.	266,074
40,117	Wilshire Bancorp, Inc. (a)	219,841
8,502	Wintrust Financial Corp.	301,821
		5,064,338
	Health Care 5.5%
4,983	Emergent BioSolutions, Inc. (a)	75,492
6,457	Health Net, Inc. (a)	156,712
7,165	Orthofix International N.V. (a)(b)	295,556
6,823	Par Pharmaceutical Companies, Inc. (a)	246,583

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

Number of Shares		Value
COMMON STOCKS 95.2% (continued)
	Health Care 5.5% (continued)
4,388	Quality Systems, Inc.	$120,714
5,038	ViroPharma, Inc. (a)	119,401
4,101	WellCare Health Plans, Inc. (a)	217,353
		1,231,811
	Industrials 13.2%
33,279	Aceto Corp.	300,509
6,770	Beacon Roofing Supply, Inc. (a)	170,739
3,514	Esterline Technologies Corp. (a)	219,098
5,724	Huron Consulting Group, Inc. (a)	181,165
4,281	Kansas City Southern	297,786
5,274	Spirit Airlines, Inc. (a)	102,632
9,192	Tetra Tech, Inc. (a)	239,727
4,902	Timken Co.	224,462
7,283	Titan Machinery, Inc. (a)	221,185
6,862	Trinity Industries, Inc.	171,413
3,812	Triumph Group, Inc.	214,501
3,887	UniFirst Corp.	247,796
4,007	United Stationers, Inc.	107,989
3,580	URS Corp.	124,871
4,700	Werner Enterprises, Inc.	112,283
		2,936,156
	Information Technology 12.5%
15,526	Arris Group, Inc. (a)	215,967
24,654	Compuware Corp. (a)	229,036
4,986	Ebix, Inc.	99,471
16,244	Emulex Corp. (a)	116,957
5,578	Euronet Worldwide, Inc. (a)	95,495
27,507	Fairchild Semiconductor International, Inc. - Class A (a)	387,849
2,572	Itron, Inc. (a)	106,069
10,520	JDA Software Group, Inc. (a)	312,339
3,439	Measurement Specialties, Inc. (a)	111,802
17,327	Microsemi Corp. (a)	320,376
7,293	Plexus Corp. (a)	205,662
8,399	Progress Software Corp. (a)	175,287

Number of Shares		Value
	Information Technology 12.5% (continued)
26,768	RF Micro Devices, Inc. (a)	$113,764
8,723	SYNNEX Corp. (a)	300,856
		2,790,930
	Materials 4.4%
3,730	Ashland, Inc.	258,526
15,871	Calgon Carbon Corp. (a)	225,686
8,509	Materion Corp.	195,962
8,445	Sensient Technologies Corp.	310,185
		990,359
	Real Estate Investment Trusts 11.3%
11,458	Acadia Realty Trust	265,596
3,698	Alexandria Real Estate Equities, Inc.	268,919
2,999	American Campus Communities, Inc.	134,895
9,519	Colonial Properties Trust	210,751
7,917	CoreSite Realty Corp.	204,417
18,424	CubeSmart	215,008
4,387	EastGroup Properties, Inc.	233,827
10,853	First Potomac Realty Trust	127,740
4,598	Kilroy Realty Corp.	222,589
4,580	LaSalle Hotel Properties	133,461
35,469	Strategic Hotels & Resorts, Inc. (a)	229,130
6,051	Sun Communities, Inc.	267,696
		2,514,029
	Utilities 6.4%
6,925	American Water Works Co., Inc.	237,389
5,833	Atmos Energy Corp.	204,563
6,805	Black Hills Corp.	218,917
6,660	Great Plains Energy, Inc.	142,590
3,560	Laclede Group, Inc.	141,724
5,934	NorthWestern Corp.	217,778
5,197	Portland General Electric Co.	138,552
6,081	The Empire District Electric Co.	128,309
		1,429,822
	Total Common Stocks
	(Cost $17,984,176)	21,251,253

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

Number of Shares		Value
CLOSED-END FUNDS 1.6%
	Financials 1.6%
14,152	Ares Capital Corp.	$225,866
10,779	Prospect Capital Corp.	122,773
	Total Closed-End Funds
	(Cost $267,452)	348,639
SHORT-TERM INVESTMENTS 4.8%
	Investment Company 4.8%
1,057,521	STIT-STIC Prime Portfolio - Institutional Class, 0.08%	1,057,521
	Total Short-Term Investments
	(Cost $1,057,521)	1,057,521
	Total Investments 101.6%
	(Cost $19,309,149)	22,657,413
	Liabilities in Excess of Other Assets (1.6)%	(347,916)
	TOTAL NET ASSETS 100.0%	$22,309,497

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	22.7%
Industrials	13.2
Information Technology	12.5
Real Estate Investment Trusts	11.3
Consumer Discretionary	10.7
Utilities	6.4
Energy	5.9
Health Care	5.5
Materials	4.4
Consumer Staples	2.6
Total Common Stocks	95.2
Financials	1.6
Total Closed-End Funds	1.6
Total Short-Term Investments	4.8
Total Investments	101.6
Liabilities in Excess of Other Assets	(1.6)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2012

Number of Shares		Value
COMMON STOCKS 91.7%
	Consumer Discretionary 9.7%
1,560	AFC Enterprises, Inc. (a)	$36,099
505	Ascent Capital Group, Inc. - Class A (a)	26,134
1,560	Carrols Restaurant Group, Inc. (a)	9,266
7,300	Denny's Corp. (a)	32,412
1,560	Fiesta Restaurant Group, Inc. (a)	20,639
780	Hanesbrands, Inc. (a)	21,629
1,130	Hillenbrand, Inc.	20,769
1,340	Pier 1 Imports, Inc.	22,016
2,085	Shuffle Master, Inc. (a)	28,774
765	Tenneco, Inc. (a)	20,517
		238,255
	Consumer Staples 3.1%
988	Ingredion, Inc.	48,925
1,050	Snyder's-Lance, Inc.	26,492
		75,417
	Energy 2.5%
2,190	Goodrich Petroleum Corp. (a)	30,353
1,510	Key Energy Services, Inc. (a)	11,476
970	Superior Energy Services, Inc. (a)	19,624
		61,453
	Financials 18.0%
1,005	Alterra Capital Holdings Ltd. (b)	23,467
900	AmTrust Financial Services, Inc.	26,739
805	Argo Group International Holdings Ltd. (b)	23,562
1,520	Capitol Federal Financial, Inc.	18,058
6,850	CNO Financial Group, Inc.	53,429
1,070	Eagle Bancorp, Inc. (a)	16,853
1,335	Employers Holdings, Inc.	24,083
515	Greenhill & Co., Inc.	18,360
855	MB Financial, Inc.	18,417
1,265	Northwest Bancshares, Inc.	14,813
2,280	Ocwen Financial Corp. (a)	42,818

Number of Shares		Value
	Financials 18.0% (continued)
655	Platinum Underwriters Holdings Ltd. (b)	$24,956
550	ProAssurance Corp.	49,000
3,260	Provident New York Bancorp	24,742
1,075	State Bank Financial Corp. (a)	16,297
1,340	ViewPoint Financial Group	20,958
1,860	Walker & Dunlop, Inc. (a)	23,901
		440,453
	Health Care 6.6%
3,795	HealthSouth Corp. (a)	88,272
705	Hill-Rom Holdings, Inc.	21,749
635	Par Pharmaceutical Companies, Inc. (a)	22,949
1,065	U.S. Physical Therapy, Inc.	27,083
		160,053
	Industrials 22.3%
3,840	ACCO Brands Corp. (a)	39,706
1,055	Actuant Corp. - Class A	28,654
965	Aegion Corp. (a)	17,264
4,885	AerCap Holdings NV (a)(b)	55,103
1,390	Belden, Inc.	46,357
1,435	Celadon Group, Inc.	23,505
590	Curtiss-Wright Corp.	18,320
1,060	Forward Air Corp.	34,205
950	G&K Services, Inc. - Class A	29,631
831	HEICO Corp. - Class A	26,807
675	Hub Group, Inc. - Class A (a)	24,435
980	ICF International, Inc. (a)	23,363
1,215	Insperity, Inc.	32,865
1,425	KAR Auction Services, Inc. (a)	24,496
553	Moog, Inc. - Class A (a)	22,867
1,000	Quanex Building Products Corp.	17,880
285	Snap-on, Inc.	17,741
480	Triumph Group, Inc.	27,009
1,320	United Stationers, Inc.	35,574
		545,782

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

Number of Shares		Value
COMMON STOCKS 91.7% (continued)
	Information Technology 17.3%
955	ACI Worldwide, Inc. (a)	$42,221
2,405	Compuware Corp. (a)	22,342
2,430	EarthLink, Inc.	18,079
1,850	GSI Group, Inc. (a)	21,201
3,025	Intermec, Inc. (a)	18,755
1,455	MAXIMUS, Inc.	75,296
1,055	Microsemi Corp. (a)	19,507
585	NeuStar, Inc. - Class A (a)	19,539
665	Plantronics, Inc.	22,211
3,666	Radisys Corp. (a)	23,022
910	Rogers Corp. (a)	36,045
1,890	Sapient Corp.	19,032
705	ScanSource, Inc. (a)	21,601
1,130	Verint Systems, Inc. (a)	33,347
865	Zebra Technologies Corp. (a)	29,722
		421,920
	Materials 6.3%
740	A. Schulman, Inc.	14,689
515	Cytec Industries, Inc.	30,200
1,120	HB Fuller Co.	34,384
360	Innophos Holdings, Inc.	20,326
595	Materion Corp.	13,703
725	Rock-Tenn Co. - Class A	39,548
		152,850
	Real Estate Investment Trusts 1.8%
1,130	Agree Realty Corp.	25,007
835	Pebblebrook Hotel Trust	19,464
		44,471
	Utilities 4.1%
445	ALLETE, Inc.	18,601
460	Cleco Corp.	19,242
645	El Paso Electric Co.	21,388

Number of Shares		Value
	Utilities 4.1% (continued)
600	NorthWestern Corp.	$22,020
685	UGI Corp.	20,160
		101,411
	Total Common Stocks
	(Cost $2,131,188)	2,242,065
EXCHANGE TRADED FUND 4.8%
1,720	Vanguard Small-Cap Value Index Fund	117,304
	Total Exchange Traded Fund
	(Cost $116,329)	117,304
SHORT-TERM INVESTMENTS 3.8%
	Investment Company 3.8%
92,568	STIT-STIC Liquid Assets Portfolio - Institutional Class, 0.16%	92,568
	Total Short-Term Investments
	(Cost $92,568)	92,568
	Total Investments 100.3%
	(Cost $2,340,085)	2,451,937
	Liabilities in Excess of Other Assets (0.3)%	(7,023)
	TOTAL NET ASSETS 100.0%	$2,444,914

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2012

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Industrials	22.3%
Financials	18.0
Information Technology	17.3
Consumer Discretionary	9.7
Health Care	6.6
Materials	6.3
Utilities	4.1
Consumer Staples	3.1
Energy	2.5
Real Estate Investment Trusts	1.8
Total Common Stocks	91.7
Total Exchange Traded Funds	4.8
Total Short-Term Investments	3.8
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012

	SAM Global Equity Fund	MFG Global Equity Fund	MFG Core Infrastructure Fund	HEXAM Emerging Markets Fund
ASSETS:
Investments at cost	$19,417,132	$108,666,801	$2,659,192	$25,418,742
Foreign currency at cost	$14	$264,662	$18,373	$124,392
Investments at value	$19,753,632	$108,144,391	$2,738,691	$19,742,760
Foreign currency at value	13	267,367	18,457	126,962
Cash	6,993	—	—	6,652
Receivable for investments sold	501,198	—	—	—
Receivable for Fund shares sold	59,990	—	—	—
Interest and dividends receivable	74,081	221,037	19,461	159,889
Receivable from Adviser	—	—	—	—
Prepaid expenses and other assets	15,002	5,357	2,646	4,056
Total assets	20,410,909	108,638,152	2,779,255	20,040,319
LIABILITIES:
Payable for investments purchased	411,235	—	—	126,962
Payable for foreign currency	—	—	—	124,392
Payable for Fund shares redeemed	—	—	—	—
Payable to Adviser	12,298	41,493	4,424	7,827
Accrued distribution and shareholder servicing fees	—	—	—	—
Dividend withholding tax payable	—	—	—	15,859
Accrued expenses	35,448	46,093	31,476	38,125
Total liabilities	458,981	87,586	35,900	313,165
Net Assets	$19,951,928	$108,550,566	$2,743,355	$19,727,154
NET ASSETS CONSIST OF:
Paid in capital	$19,742,001	$108,457,803	$2,600,104	$28,246,117
Undistributed net investment income (loss)	160,287	560,405	61,972	120,490
Accumulated net realized gain (loss)	(288,509)	57,026	1,610	(2,960,124)
Net unrealized appreciation/depreciation on:
Investments	336,500	(522,410)	79,499	(5,675,982)
Foreign currency	1,649	(2,258)	170	(3,347)
Net Assets	$19,951,928	$108,550,566	$2,743,355	$19,727,154
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets	$19,951,928	$108,550,566	$2,743,355	$19,727,154
Authorized	50,000,000	50,000,000	50,000,000	50,000,000
Issued and Outstanding	1,867,980	10,043,115	257,551	2,991,317
Net Asset Value, Redemption Price and Offering Price Per Share	$10.68	$10.81	$10.65	$6.59
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets
Authorized
Issued and Outstanding
Net Asset Value, Redemption Price and Offering Price Per Share

The accompanying notes are an integral part of these financial statements.

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund	Lockwell Small Cap Value Fund
ASSETS:
Investments at cost	$2,348,544	$117,769,359	$19,309,149	$2,340,085
Foreign currency at cost	$—	$—	$—	$—
Investments at value	$2,878,056	$152,444,254	$22,657,413	$2,451,937
Foreign currency at value	—	—	—	—
Cash	—	19,381	—	52
Receivable for investments sold	52,252	279,259	313,351	8,699
Receivable for Fund shares sold	78	63,835	119	119,916
Interest and dividends receivable	328	70,177	23,717	1,691
Receivable from Adviser	—	—	—	3,558
Prepaid expenses and other assets	1,860	19,279	4,403	15,942
Total assets	2,932,574	152,896,185	22,999,003	2,601,795
LIABILITIES:
Payable for investments purchased	76,704	366,389	641,085	128,133
Payable for foreign currency	—	—	—	—
Payable for Fund shares redeemed	—	34,907	200	—
Payable to Adviser	3,994	109,476	11,631	—
Accrued distribution and shareholder servicing fees	—	20,305	—	—
Dividend withholding tax payable	—	—	—	—
Accrued expenses	27,444	56,482	36,590	28,748
Total liabilities	108,142	587,559	689,506	156,881
Net Assets	$2,824,432	$152,308,626	$22,309,497	$2,444,914
NET ASSETS CONSIST OF:
Paid in capital	$2,762,401	$120,889,153	$21,838,215	$2,331,828
Undistributed net investment income (loss)	(12,271)	(16,756)	39,983	4,647
Accumulated net realized gain (loss)	(455,210)	(3,238,666)	(2,916,965)	(3,413)
Net unrealized appreciation/depreciation on:
Investments	529,512	34,674,895	3,348,264	111,852
Foreign currency	—	—	—	—
Net Assets	$2,824,432	$152,308,626	$22,309,497	$2,444,914
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Class L
Net Assets	$2,824,432	$134,543,714	$18,821,111	$2,444,914
Authorized	50,000,000	50,000,000	50,000,000	50,000,000
Issued and Outstanding	274,038	10,465,279	807,913	256,663
Net Asset Value, Redemption Price and Offering Price Per Share	$10.31	$12.86	$23.30	$9.53
CAPITAL STOCK, $0.01 PAR VALUE		Class Y	Class I
Net Assets		$17,764,912	$3,488,386
Authorized		50,000,000	50,000,000
Issued and Outstanding		1,403,986	149,774
Net Asset Value, Redemption Price and Offering Price Per Share		$12.65	$23.29

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2012

	SAM Global Equity Fund	MFG Global(1) Equity Fund	MFG Core(2) Infrastructure Fund		HEXAM Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$524,759 (3)	$798,268 (4)	$62,123	(5)	$517,187 (6)
Interest income	152	2,077	61		1,124
Total investment income	524,911	800,345	62,184		518,311
EXPENSES:
Investment advisory fees	151,107	225,073	7,973		197,440
Fund administration and accounting fees	45,936	32,542	15,521		46,543
Audit fees	21,500	18,331	18,337		17,255
Legal fees	18,514	7,865	5,119		14,482
Custody fees	16,681	11,559	10,053		43,809
Federal and state registration fees	10,501	1,458	1,744		1,567
Directors' fees and related expenses	10,420	5,669	2,935		10,665
Shareholder servicing fees	9,749	6,511	2,683		9,637
Reports to shareholders	9,141	5,418	3,736		6,512
Distribution and shareholder servicing fees - Class Y	—	—	—		—
Subadministration fees - Class I	—	—	—		—
Other	11,994	6,127	6,461		15,036
Total expenses before waiver and reimbursement	305,543	320,553	74,562		362,946
Waiver and reimbursement of expenses by Adviser	(78,884)	(95,480)	(66,588)		(77,799)
Net expenses	226,659	225,073	7,974		285,147
Net Investment Income (Loss)	298,252	575,272	54,210		233,164
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(73,629)	57,026	1,609		(2,958,829)
Foreign currency transactions	(51,607)	(14,867)	7,763		(68,229)
Change in net unrealized appreciation/depreciation on:
Investments	(2,322,847)	(522,410)	79,499		(5,106,944)
Foreign currency transactions	(209)	(2,258)	170		(5,115)
Net Realized and Unrealized Gain (Loss) on Investments	(2,448,292)	(482,509)	89,041		(8,139,117)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,150,040)	$92,763	$143,251		$(7,905,953)

(1)  Commenced operations on December 28, 2011.

(2)  Commenced operations on January 18, 2012.

(3)  Net of $50,514 in foreign withholding taxes.

(4)  Net of $66,334 in foreign withholding taxes.

(5)  Net of $6,148 in foreign withholding taxes.

(6)  Net of $65,247 in foreign withholding taxes.

(7)  Net of $42 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund	Lockwell Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$5,749 (7)	$1,543,360	$260,482	$19,192
Interest income	58	3,183	517	99
Total investment income	5,807	1,546,543	260,999	19,291
EXPENSES:
Investment advisory fees	24,928	1,582,661	207,554	12,832
Fund administration and accounting fees	27,769	177,584	46,379	26,023
Audit fees	13,334	13,822	14,224	16,499
Legal fees	19,960	16,579	9,393	13,319
Custody fees	7,855	20,030	6,660	8,313
Federal and state registration fees	11,416	11,497	14,542	20,279
Directors' fees and related expenses	8,379	10,507	9,276	8,053
Shareholder servicing fees	3,364	49,247	21,299	3,409
Reports to shareholders	7,098	12,624	9,654	6,752
Distribution and shareholder servicing fees - Class Y	—	76,567	—	—
Subadministration fees - Class I	—	—	2,108	—
Other	6,718	40,425	13,077	8,153
Total expenses before waiver and reimbursement	130,821	2,011,543	354,166	123,632
Waiver and reimbursement of expenses by Adviser	(103,400)	(194,049)	(146,574)	(109,516)
Net expenses	27,421	1,817,494	207,592	14,116
Net Investment Income (Loss)	(21,614)	(270,951)	53,407	5,175
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(407,979)	2,363,339	129,868	(3,413)
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/depreciation on:
Investments	354,051	(15,804,224)	(1,034,255)	111,852
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(53,928)	(13,440,885)	(904,387)	108,439
Net Increase (Decrease) in Net Assets Resulting from Operations	$(75,542)	$(13,711,836)	$(850,980)	$113,614

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SAM Global Equity Fund			MFG Global Equity Fund
	For the Year Ended June 30, 2012	For the Period September 1, 2010 through June 30, 2011	For the Year Ended August 31, 2010	For the Period December 28, 2011(1) through June 30, 2012
OPERATIONS:
Net investment income	$298,252	$369,499	$241,553	$575,272
Net realized gain (loss) on:
Investments	(73,629)	1,123,497	853,885	57,026
Foreign currency transactions	(51,607)	(9,469)	6,421	(14,867)
Change in net unrealized appreciation/depreciation on:
Investments	(2,322,847)	2,694,665	(694,954)	(522,410)
Foreign currency transactions	(209)	1,829	(1,805)	(2,258)
Net increase (decrease) in net assets resulting from operations	(2,150,040)	4,180,021	405,100	92,763
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Institutional Class	Institutional Class	Institutional Class
Net investment income	(342,421)	(311,090)	(51,677)	—
Net realized gain on investments	(1,251,705)	(638,890)	(936,892)	—
Net decrease in net assets resulting from distributions paid	(1,594,126)	(949,980)	(988,569)	—
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Investor Class
Net investment income	—	—	(21)	—
Net realized gain on investments	—	—	(456)	—
Net decrease in net assets resulting from distributions paid	—	—	(477)	—
CAPITAL SHARE TRANSACTIONS:	Institutional Class	Institutional Class	Institutional Class
Shares sold	5,331,367	1,190,996	6,210,174	111,032,500
Shares issued to holders in reinvestment of distributions	1,585,837	918,565	861,288	—
Shares redeemed	(2,512,847)	(2,813,237)	(1,345,517)	(2,574,697)
Redemption fees	—	—	277	—
Net increase (decrease) in net assets resulting from capital share transactions	4,404,357	(703,676)	5,726,222	108,457,803
CAPITAL SHARE TRANSACTIONS:			Investor Class
Shares sold	—	—	5,500	—
Shares issued to holders in reinvestment of distributions	—	—	477	—
Net increase in net assets resulting from capital share transactions	—	—	5,977	—
Total Increase in Net Assets	660,191	2,526,365	5,148,253	108,550,566
NET ASSETS:
Beginning of Period	19,291,737	16,765,372	11,617,119	—
End of Period	$19,951,928	$19,291,737	$16,765,372	$108,550,566
Undistributed net investment income	$160,287	$256,065	$206,426	$560,405
TRANSACTIONS IN SHARES:	Institutional Class	Institutional Class	Institutional Class
Shares sold	477,250	88,951	536,115	10,276,542
Conversion of Investor Class shares(2)	—	1,839	—	—
Shares issued to holders in reinvestment of distributions	156,703	74,459	75,551	—
Shares redeemed	(233,156)	(221,931)	(115,503)	(233,427)
Net increase (decrease) in shares outstanding	400,797	(56,682)	496,163	10,043,115
TRANSACTIONS IN SHARES:			Investor Class(2)
Shares sold			472
Shares issued to holders in reinvestment of distributions			42
Net increase in shares outstanding			514

(1)  Commencement of operations.

(2)  All Investor Class shares converted into the Institutional Class on June 10, 2011.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund	HEXAM Emerging Markets Fund
	For the Period January 18, 2012(1) through June 30, 2012	For the Year Ended June 30, 2012	For the Period December 20, 2010(1) through June 30, 2011
OPERATIONS:
Net investment income	$54,210	$233,164	$120,557
Net realized gain (loss) on:
Investments	1,609	(2,958,829)	182,685
Foreign currency transactions	7,763	(68,229)	(36,921)
Change in net unrealized appreciation/depreciation on:
Investments	79,499	(5,106,944)	(569,038)
Foreign currency transactions	170	(5,115)	1,768
Net increase (decrease) in net assets resulting from operations	143,251	(7,905,953)	(300,949)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	—	(128,066)	—
Net realized gain on investments	—	(183,995)	—
Net decrease in net assets resulting from distributions paid	—	(312,061)	—
CAPITAL SHARE TRANSACTIONS:
Shares sold	2,600,104	2,689,500	25,615,894
Shares issued to holders in reinvestment of distributions	—	9,738	—
Shares redeemed	—	(29,015)	(40,000)
Net increase in net assets resulting from capital share transactions	2,600,104	2,670,223	25,575,894
Total Increase (Decrease) in Net Assets	2,743,355	(5,547,791)	25,274,945
NET ASSETS:
Beginning of Period	—	25,274,945	—
End of Period	$2,743,355	$19,727,154	$25,274,945
Undistributed net investment income	$61,972	$120,490	$83,636
TRANSACTIONS IN SHARES:
Shares sold	257,551	332,363	2,665,635
Shares issued to holders in reinvestment of distributions	—	1,415	—
Shares redeemed	—	(3,975)	(4,121)
Net increase in shares outstanding	257,551	329,803	2,661,514

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Timpani Small Cap Growth Fund		Netols Small Cap Value Fund
	For the Year Ended June 30, 2012	For the Period March 23, 2011(1) through June 30, 2011	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011
OPERATIONS:
Net investment income (loss)	$(21,614)	$(4,374)	$(270,951)	$(678,200)
Net realized gain (loss) on investments	(407,979)	(47,233)	2,363,339	1,382,190
Change in net unrealized appreciation/depreciation on investments	354,051	175,461	(15,804,224)	49,439,621
Net increase (decrease) in net assets resulting from operations	(75,542)	123,854	(13,711,836)	50,143,611
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Institutional Class	Institutional Class
Net investment income	—	—	—	(28,623)
Net decrease in net assets resulting from distributions paid	—	—	—	(28,623)
CAPITAL SHARE TRANSACTIONS:			Institutional Class	Institutional Class
Shares sold	879,324	1,912,036	6,241,189	25,607,408
Shares issued to holders in reinvestment of distributions	—	—	—	17,071
Shares redeemed	(15,240)	—	(26,076,834)	(23,382,163)
Net increase (decrease) in net assets resulting from capital share transactions	864,084	1,912,036	(19,835,645)	2,242,316
CAPITAL SHARE TRANSACTIONS:			Class Y	Class Y
Shares sold	—	—	3,738,101	5,239,684
Shares redeemed	—	—	(7,124,107)	(3,572,240)
Net increase (decrease) in net assets resulting from capital share transactions	—	—	(3,386,006)	1,667,444
Total Increase (Decrease) in Net Assets	788,542	2,035,890	(36,933,487)	54,024,748
NET ASSETS:
Beginning of Period	2,035,890	—	189,242,113	135,217,365
End of Period	$2,824,432	$2,035,890	$152,308,626	$189,242,113
Undistributed net investment income (loss)	$(12,271)	$—	$(16,756)	$—
TRANSACTIONS IN SHARES:			Institutional Class	Institutional Class
Shares sold	86,238	189,305	528,581	2,079,703
Shares issued to holders in reinvestment of distributions	—	—	—	1,349
Shares redeemed	(1,505)	—	(2,167,443)	(1,846,948)
Net increase (decrease) in shares outstanding	84,733	189,305	(1,638,862)	234,104
TRANSACTIONS IN SHARES:			Class Y	Class Y
Shares sold			313,502	419,253
Shares issued to holders in reinvestment of distributions			—	—
Shares redeemed			(586,729)	(298,101)
Net increase (decrease) in shares outstanding			(273,227)	121,152

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Phocas Small Cap Value Fund		Lockwell Small Cap Value Fund
	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2012
OPERATIONS:
Net investment income	$53,407	$33,187	$5,175
Net realized gain (loss) on investments	129,868	1,348,663	(3,413)
Change in net unrealized appreciation/depreciation on investments	(1,034,255)	3,730,879	111,852
Net increase (decrease) in net assets resulting from operations	(850,980)	5,112,729	113,614
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class L	Class L
Net investment income	(13,249)	(50,863)	(528)
Net decrease in net assets resulting from distributions paid	(13,249)	(50,863)	(528)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class I	Class I
Net investment income	(792)	—	—
Net decrease in net assets resulting from distributions paid	(792)	—	—
CAPITAL SHARE TRANSACTIONS:	Class L	Class L
Shares sold	746,588	2,200,504	2,898,045
Shares issued to holders in reinvestment of distributions	13,249	50,863	338
Shares redeemed	(1,425,314)	(1,991,047)	(566,555)
Redemption fees	—	286	—
Net increase (decrease) in net assets resulting from capital share transactions	(665,477)	260,606	2,331,828
CAPITAL SHARE TRANSACTIONS:	Class I	Class I
Shares sold	3,273,796	249,950	—
Shares issued to holders in reinvestment of distributions	755	—	—
Shares redeemed	(182,529)	—	—
Net increase in net assets resulting from capital share transactions	3,092,022	249,950	—
Total Increase in Net Assets	1,561,524	5,572,422	2,444,914
NET ASSETS:
Beginning of Period	20,747,973	15,175,551	—
End of Period	$22,309,497	$20,747,973	$2,444,914
Undistributed net investment income	$39,983	$—	$4,647
TRANSACTIONS IN SHARES:	Class L	Class L
Shares sold	32,296	96,712	314,206
Shares issued to holders in reinvestment of distributions	601	2,163	38
Shares redeemed	(61,659)	(86,785)	(57,581)
Net increase (decrease) in shares outstanding	(28,762)	12,090	256,663
TRANSACTIONS IN SHARES:	Class I	Class I
Shares sold	147,976	9,825
Shares issued to holders in reinvestment of distributions	34	—
Shares redeemed	(8,061)	—
Net increase in shares outstanding	139,949	9,825

The accompanying notes are an integral part of these financial statements.

Frontegra SAM Global Equity Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2012	Period Ended June 30, 2011(1)(2)		Year Ended August 31, 2010	Period Ended August 31, 2009(3)
Net Asset Value, Beginning of Period	$13.15	$11.00		$11.30	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18 (4)	0.25		0.18 (4)	0.01	(4)
Net realized and unrealized gain (loss) on investments	(1.67)	2.53		0.47	1.29
Total Income (Loss) from Investment Operations	(1.49)	2.78		0.65	1.30
LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.21)		(0.05)	—
From net realized gain on investments	(0.77)	(0.42)		(0.90)	—
Total Distributions	(0.98)	(0.63)		(0.95)	—
Redemption fees retained	—	—		— (5)	—
Net Asset Value, End of Period	$10.68	$13.15		$11.00	$11.30
Total Return	(10.91)%	25.64	%(6)	5.42%	13.00	%(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,952	$19,292		$16,756	$11,614
Ratio of expenses to average net assets
Before waivers and reimbursements	1.62%	2.41	%(7)	2.81%	4.06	%(7)
Net of waivers and reimbursements	1.20%	1.20	%(7)	1.20%	1.20	%(7)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	1.16%	1.02	%(7)	(0.03)%	(2.59	)%(7)
Net of waivers and reimbursements	1.58%	2.23	%(7)	1.58%	0.27	%(7)
Portfolio turnover rate	52%	33	%(6)	88%	72	%(6)

(1)  Effective June 30, 2011, the Fund changed its fiscal year end to June 30 from August 31.

(2)  Effective June 10, 2011, Frontegra Asset Management, Inc. became adviser and Sustainable Asset Management USA, Inc. became subadviser to the Fund.

(3)  Commenced operations on June 18, 2009.

(4)  Per share net investment income has been calculated using the daily average share method.

(5)  Less than one cent per share.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.11	(2)
Net realized and unrealized gain on investments	0.70
Total Income from Investment Operations	0.81
Net Asset Value, End of Period	$10.81
Total Return	8.10	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$108,551
Ratio of expenses to average net assets
Before waivers and reimbursements	1.14	%(4)
Net of waivers and reimbursements	0.80	%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.70	%(4)
Net of waivers and reimbursements	2.04	%(4)
Portfolio turnover rate	19	%(3)

(1)  Commenced operations on December 28, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.24
Net realized and unrealized gain on investments	0.41
Total Income from Investment Operations	0.65
Net Asset Value, End of Period	$10.65
Total Return	6.50	%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,743
Ratio of expenses to average net assets
Before waivers and reimbursements	6.55	%(3)
Net of waivers and reimbursements	0.70	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(1.09	)%(3)
Net of waivers and reimbursements	4.76	%(3)
Portfolio turnover rate	7	%(2)

(1)  Commenced operations on January 18, 2012.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra HEXAM Emerging Markets Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2012	Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$9.50	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08 (2)	0.08	(2)
Net realized and unrealized loss on investments	(2.87)	(0.58)
Total Loss from Investment Operations	(2.79)	(0.50)
LESS DISTRIBUTIONS:
From net investment income	(0.05)	—
From net realized gain on investments	(0.07)	—
Total Distributions	(0.12)	—
Net Asset Value, End of Period	$6.59	$9.50
Total Return	(29.51)%	(5.00	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,727	$25,275
Ratio of expenses to average net assets
Before waivers and reimbursements	1.65%	2.33	%(4)
Net of waivers and reimbursements	1.30%	1.30	%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.71%	0.61	%(4)
Net of waivers and reimbursements	1.06%	1.64	%(4)
Portfolio turnover rate	89%	33	%(3)

(1)  Commenced operations on December 20, 2010.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2012		Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$10.75		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08	)(2)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	(0.36)		0.77
Total Income (Loss) from Investment Operations	(0.44)		0.75
Net Asset Value, End of Period	$10.31		$10.75
Total Return	(4.28)%		7.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,824		$2,036
Ratio of expenses to average net assets
Before waivers and reimbursements	5.25%		10.93	%(5)
Net of waivers and reimbursements	1.10%		1.10	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(5.02)%		(10.75	)%(5)
Net of waivers and reimbursements	(0.87)%		(0.92	)%(5)
Portfolio turnover rate	138%		28	%(4)

(1)  Commenced operations on March 23, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$13.75	$10.08		$9.03	$11.81	$12.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	(0.05	)(1)	0.02 (2)	0.01	— (3)
Net realized and unrealized gain (loss) on investments	(0.90)	3.72		1.05	(2.79)	(0.90)
Total Income (Loss) from Investment Operations	(0.89)	3.67		1.07	(2.78)	(0.90)
LESS DISTRIBUTIONS:
From net investment income	—	—	(3)	(0.02)	— (3)	(0.02)
From net realized gain on investments	—	—		—	—	(0.15)
From return of capital	—	—		— (3)	—	—
Total Distributions	—	—		(0.02)	—	(0.17)
Net Asset Value, End of Period	$12.86	$13.75		$10.08	$9.03	$11.81
Total Return	(6.47)%	36.43%		11.76%	(23.42)%	(7.01)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$134,544	$166,450		$119,657	$43,504	$31,346
Ratio of expenses to average net assets
Before waivers and reimbursements	1.22%	1.13%		1.18%	1.45%	1.59%
Net of waivers and reimbursements	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.08)%	(0.39)%		0.17%	(0.13)%	(0.40)%
Net of waivers and reimbursements	0.04%	(0.36)%		0.25%	0.22%	0.09%
Portfolio turnover rate	28%	33%		41%	36%	32%

(1)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010	Year Ended June 30, 2009	Period Ended June 30, 2008(1)
Net Asset Value, Beginning of Period	$13.59	$10.00		$8.98	$11.78	$12.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)	(0.09	)(2)	—	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.89)	3.68		1.02	(2.78)	(0.57)
Total Income (Loss) from Investment Operations	(0.94)	3.59		1.02	(2.80)	(0.59)
LESS DISTRIBUTIONS:
From net investment income	—	—		—	—	(0.02)
From net realized gain on investments	—	—		—	—	(0.15)
Total Distributions	—	—		—	—	(0.17)
Net Asset Value, End of Period	$12.65	$13.59		$10.00	$8.98	$11.78
Total Return	(6.92)%	35.90%		11.36%	(23.77)%	(4.76	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$17,765	$22,792		$15,560	$895	$1,034
Ratio of expenses to average net assets
Before waivers and reimbursements	1.62%	1.53%		1.58%	1.85%	2.01	%(4)
Net of waivers and reimbursements	1.50%	1.50%		1.50%	1.50%	1.55	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(0.48)%	(0.79)%		(0.23)%	(0.53)%	(0.80	)%(4)
Net of waivers and reimbursements	(0.36)%	(0.76)%		(0.15)%	(0.18)%	(0.34	)%(4)
Portfolio turnover rate	28%	33%		41%	36%	32	%(3)

(1)  Commenced operations on November 1, 2007.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class L
	Year Ended June 30, 2012	Year Ended June 30, 2011(1)	Six Months Ended June 30, 2010(2)		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net Asset Value, Beginning of Period	$24.51	$18.40	$18.48		$14.93	$20.01	$21.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.04 (3)	0.02	(3)	0.06 (3)	0.13 (3)	0.05 (3)
Net realized and unrealized gain (loss) on investments	(1.25)	6.13	(0.10)		3.56	(5.08)	(1.68)
Total Income (Loss) from Investment Operations	(1.19)	6.17	(0.08)		3.62	(4.95)	(1.63)
LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.06)	—		(0.07)	(0.13)	(0.09)
From net realized gain on investments	—	—	—		—	—	(0.13)
Total Distributions	(0.02)	(0.06)	—		(0.07)	(0.13)	(0.22)
Redemption fees retained	—	— (4)	—	(4)	— (4)	— (4)	— (4)
Net Asset Value, End of Period	$23.30	$24.51	$18.40		$18.48	$14.93	$20.01
Total Return	(4.91)%	33.55%	(0.43	)%(5)	24.29%	(24.68)%	(7.46)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$18,821	$20,507	$15,176		$19,331	$17,201	$21,936
Ratio of expenses to average net assets
Before waivers and reimbursements	1.70%	1.69%	1.68	%(6)	1.71%	1.52%	2.43%
Net of waivers and reimbursements	0.99%	0.99%	0.99	%(6)	0.99%	0.99%	1.18%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.51)%	(0.52)%	(0.53	)%(6)	(0.31)%	0.21%	(0.54)%
Net of waivers and reimbursements	0.20%	0.18%	0.16	%(6)	0.41%	0.74%	0.71%
Portfolio turnover rate	50%	37%	43	%(5)	67%	34%	148%

(1)  Effective October 8, 2010, Frontegra Asset Management, Inc. became adviser and Phocas Financial Corp. became subadviser to the Fund.

(2)  Effective June 30, 2011, the Fund changed its fiscal year end to June 30 from December 31.

(3)  Per share net investment income has been calculated using the daily average shares method.

(4)  Less than one cent per share.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class I
	Year Ended June 30, 2012	Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$24.51	$25.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	(0.04)
Net realized and unrealized loss on investments	(1.23)	(0.89)
Total Loss from Investment Operations	(1.21)	(0.93)
LESS DISTRIBUTIONS:
From net investment income	(0.01)	—
From net realized gain on investments	—	—
Total Distributions	(0.01)	—
Net Asset Value, End of Period	$23.29	$24.51
Total Return	(4.95)%	(3.66	)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,488	$241
Ratio of expenses to average net assets
Before waivers and reimbursements	1.81%	1.76	%(3)
Net of waivers and reimbursements	1.10%	1.10	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.59)%	(1.41	)%(3)
Net of waivers and reimbursements	0.12%	(0.75	)%(3)
Portfolio turnover rate	50%	37	%(2)

(1)  Commenced operations on April 7, 2011.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04 (1)
Net realized and unrealized loss on investments	(0.51)
Total Loss from Investment Operations	(0.47)
LESS DISTRIBUTIONS:
From net investment income	— (2)
From net realized gain on investments	—
Total Distributions	—
Net Asset Value, End of Period	$9.53
Total Return	(4.76)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,445
Ratio of expenses to average net assets
Before waivers and reimbursements	9.63%
Net of waivers and reimbursements	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(8.13)%
Net of waivers and reimbursements	0.40%
Portfolio turnover rate	92%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

(1)  ORGANIZATION

Frontegra Funds, Inc. (the "Company") was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontegra MFG Global Equity Fund, Frontegra MFG Core Infrastructure Fund, Frontegra Timpani Small Cap Growth Fund and Frontegra Netols Small Cap Value Fund is capital appreciation. The investment objective of each of the Frontegra SAM Global Equity Fund and Frontegra HEXAM Emerging Markets Fund is long-term capital growth. The investment objective of the Frontegra Phocas Small Cap Value Fund is long-term total investment through capital appreciation. The investment objective of the Lockwell Small Cap Value Fund is long-term capital appreciation.

As of June 30, 2012, the Company had eight series in operations. A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontegra SAM Global Equity Fund	Frontegra Asset Management, Inc. ("Frontegra")	Sustainable Asset Management USA, Inc. ("SAM")	Single Class	June 18, 2009

Frontegra MFG Global Equity Fund	Frontegra	MFG Asset Management ("MFG")	Single Class	Dec. 28, 2011

Frontegra MFG Core Infrastructure Fund	Frontegra	MFG Asset Management ("MFG")	Single Class	Jan. 18, 2012

Frontegra HEXAM Emerging Markets Fund	Frontegra	HEXAM Capital Partners, LLP ("HEXAM")	Single Class	Dec. 20, 2010

Frontegra Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (a)	None	Multi-Class • Institutional • Class Y (b)	Mar. 23, 2011

Frontegra Netols Small Cap Value Fund	Frontegra	Netols Asset Management, Inc. ("Netols")	Multi-Class • Institutional • Class Y	Dec. 16, 2005

Frontegra Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp. ("Phocas")	Multi-Class • Class L • Class I	Sep. 29, 2006

Lockwell Small Cap Value Fund	Lockwell Investments, LLC ("Lockwell")	None	Single Class	July 1, 2011

(a)  Timpani is an affiliate of Frontegra.

(b)  As of June 30, 2012, the Class Y shares of the Frontegra Timpani Small Cap Growth Fund had not commenced operations.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

Two of the eight Funds reorganized with predecessor funds with comparable investment objectives. A summary of the reorganizations for each of these Funds is included below:

Fund	Predecessor Fund	Date of Reorganization
Frontegra SAM Global Equity Fund	SAM Sustainable Global Active Fund	June 10, 2011

Frontegra Phocas Small Cap Value Fund	Phocas Small Cap Value Fund	Oct. 8, 2010

The reorganizations were effected via a tax-free reorganization and the net assets of the predecessor funds comprised substantially all of the net assets of the respective Frontegra Fund on the date of the reorganization. The predecessor funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the predecessor funds for periods prior to the reorganization date. Shareholders in the respective predecessor funds were issued shares in the respective Frontegra Fund on the date of the reorganization and the final net asset value of the respective predecessor fund served as the beginning net asset value for the respective Frontegra Fund. Information with respect to net assets and other relevant operating data for the predecessor funds on the reorganization date is included below:

	SAM Sustainable Global Active Fund	Phocas Small Cap Value Fund
Net assets	$20,440,464	$17,426,430
Shares outstanding	1,608,297	825,087
Net asset value	$12.71	$21.12
Investments at fair value	$20,531,653	$17,425,756
Unrealized appreciation/(depreciation)	$2,067,675	$2,660,123
Undistributed net investment income	$206,426	$124,241
Accumulated net realized gain (loss)	$552,216	$(4,486,379)
Tax capital loss carryforward	$—	$4,208,769

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)  Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and evaluated dealer bid quotations. Shares of underlying mutual funds are valued at their respective NAVs. Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges, including participatory notes, generally are valued at the last sale price of such securities on their respective exchange. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

fair value pricing service to assist in valuing foreign securities held by the Frontegra SAM Global Equity, Frontegra MFG Global Equity, Frontegra MFG Core Infrastructure and Frontegra HEXAM Emerging Markets Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board of Directors.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices).

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

SAM Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$10,481,350	$8,339,032	$—	$18,820,382
Total Equity	10,481,350	8,339,032	—	18,820,382
Short-Term Investments	933,250	—	—	933,250
Total Investments in Securities	$11,414,600	$8,339,032	$—	$19,753,632

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$79,849,701	$24,825,878	$—	$104,675,579
Total Equity	79,849,701	24,825,878	—	104,675,579
Short-Term Investments	3,468,812	—	—	3,468,812
Total Investments in Securities	$83,318,513	$24,825,878	$—	$108,144,391

MFG Core Infrastructure

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$1,279,370	$1,395,917	$—	$2,675,287
Closed-End Funds	—	22,722	—	22,722
Pooled Investment Vehicle	—	13,617	—	13,617
Total Equity	1,279,370	1,432,256	—	2,711,626
Short-Term Investments	27,065	—	—	27,065
Total Investments in Securities	$1,306,435	$1,432,256	$—	$2,738,691

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

HEXAM Emerging Markets

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$4,049,047	$14,212,863	$—	$18,261,910
Preferred Stocks	1,246,605	—	—	1,246,605
Total Equity	5,295,652	14,212,863	—	19,508,515
Short-Term Investments	234,245	—	—	234,245
Total Investments in Securities	$5,529,897	$14,212,863	$—	$19,742,760

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$2,793,561	$—	$—	$2,793,561
Total Equity	2,793,561	—	—	2,793,561
Short-Term Investments	84,495	—	—	84,495
Total Investments in Securities	$2,878,056	$—	$—	$2,878,056

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$136,333,744	$—	$—	$136,333,744
Real Estate Investment Trusts	13,648,782	—	—	13,648,782
Total Equity	149,982,526	—	—	149,982,526
Short-Term Investments	2,461,728	—	—	2,461,728
Total Investments in Securities	$152,444,254	$—	$—	$152,444,254

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$18,737,224	$—	$—	$18,737,224
Closed End Funds	348,639	—	—	348,639
Real Estate Investment Trusts	2,514,029	—	—	2,514,029
Total Equity	21,599,892	—	—	21,599,892
Short-Term Investments	1,057,521	—	—	1,057,521
Total Investments in Securities	$22,657,413	$—	$—	$22,657,413

Lockwell Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$2,197,594	$—	$—	$2,197,594
Real Estate Investment Trusts	44,471	—	—	44,471
Exchange Traded Fund	117,304	—	—	117,304
Total Equity	2,359,369	—	—	2,359,369
Short-Term Investments	92,568	—	—	92,568
Total Investments in Securities	$2,451,937	$—	$—	$2,451,937

(a)  See Fund's Schedule of Investments for sector or country classifications

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

	SAM Global Equity	HEXAM Emerging Markets
Transfers out of Level 1	$(8,339,032)	$(14,212,863)
Transfers into Level 2	$8,339,032	$14,212,863
Net transfers	$—	$—

Transfers between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from Level 1 to a Level 2 classification. At June 30, 2011, securities in the SAM Global Equity Fund and HEXAM Emerging Markets Fund were not adjusted using systematic fair valuation. During the period, securities in the MFG Global Equity Fund and MFG Core Infrastructure Fund were considered Level 1 securities at the time of purchase. At June 30, 2012, securities in the SAM Global Equity Fund, MFG Global Equity Fund, MFG Core Infrastructure Fund and HEXAM Emerging Markets Fund were adjusted using systematic fair valuation resulting in a Level 2 classification. There were no other transfers into or out of Level 1, Level 2 or Level 3 in any of the Funds. It is the Funds' policy to record transfers at the end of the reporting period.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognized interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2012, open federal and state income tax years include the tax years ended June 30, 2009, June 30, 2010, June 30, 2011 and June 30, 2012. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

(c)  Distributions to Shareholders

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 were as follows:

	Year Ended June 30, 2012			Period Ended June 30, 2011
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
SAM Global Equity	$1,035,293	$558,833	$1,594,126	$911,892	$38,088	$949,980
HEXAM Emerging Markets	312,061	—	312,061	—	—	—
Netols Small Cap Value	—	—	—	28,623	—	28,623
Phocas Small Cap Value	14,041	—	14,041	50,863	—	50,863
Lockwell Small Cap Value	528	—	528	—	—	—

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

Pursuant to Internal Revenue Code Section 852(b)(3), the SAM Global Equity Fund designated as long-term capital gain dividend the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2011.

The HEXAM Emerging Markets Fund and Timpani Small Cap Growth Fund commenced operations on December 20, 2010 and March 23, 2011, respectively. Neither Fund paid distributions during fiscal year 2011. The Lockwell Small Cap Value Fund, MFG Global Equity Fund and MFG Core Infrastructure Fund commenced operations on July 1, 2011, December 28, 2011 and January 18, 2012, respectively; therefore, there is no information to be reported in the prior fiscal period.

At June 30, 2012 the components of accumulated earnings/losses on a tax basis were as follows:

	SAM Global Equity	MFG Global Equity	MFG Core Infrastructure	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value	Lockwell Small Cap Value
Cost of investments	$19,510,012	$108,704,216	$2,661,638	$25,452,806	$2,350,283	$120,080,149	$19,456,379	$2,343,606
Gross unrealized appreciation	$2,056,576	$3,077,161	$129,557	$384,346	$577,602	$41,684,144	$4,150,804	$214,419
Gross unrealized depreciation	(1,812,956)	(3,636,986)	(52,504)	(6,094,392)	(49,829)	(9,320,039)	(949,770)	(106,088)
Net unrealized appreciation/ depreciation	243,620	(559,825)	77,053	(5,710,046)	527,773	32,364,105	3,201,034	108,331
Undistributed ordinary income	160,287	654,846	66,028	120,490	—	—	39,983	4,755
Undistributed long-term capital gain	—	—	—	—	—	—	—	—
Total distributable earnings	160,287	654,846	66,028	120,490	—	—	39,983	4,755
Other accumulated gains(losses)	(193,980)	(2,258)	170	(2,929,407)	(465,742)	(944,632)	(2,769,735)	—
Total accumulated earnings/(losses)	$209,927	$92,763	$143,251	$(8,518,963)	$62,031	$31,419,473	$471,282	$113,086

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

As of the end of their tax year ended June 30, 2012, the following Funds have capital loss carry forward ("CLCFs") as summarized in the table below. Under the provision of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires
Fund	6/30/17	6/30/18	Total
Netols Small Cap Value	$—	$927,876	$927,876
Phocas Small Cap Value	2,652,152	—	2,652,152

Post-effective CLCFs not subject to expiration:

Fund	Short-term Amount	Long-term Amount	Total
HEXAM Emerging Markets	$951,691	$—	$951,691
Timpani Small Cap Growth	338,941	—	338,941

During the year ended June 30, 2012, the Funds utilized capital loss carry forwards as follows:

Fund	Amount
Netols Small Cap Value	$2,783,078
Phocas Small Cap Value	213,133

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31st. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1st through the end of the fiscal year. As of June 30, 2012, the following Funds deferred, on a tax basis, post October losses and post December late-year losses of:

	Post-October Capital Loss Deferred	Late-Year Net Investment Income Loss Deferred Per Regulated Investment Company Modernization Act of 2010
SAM Global Equity	$195,629	$—
HEXAM Emerging Markets	1,974,369	—
Timpani Small Cap Growth	114,530	12,271
Netols Small Cap Value	—	16,756
Phocas Small Cap Value	117,583	—

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2012, the following table shows the reclassifications made:

	SAM Global Equity	MFG Global Equity	MFG Core Infrastructure	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value	Lockwell Small Cap Value
Paid in capital	$—	$—	$—	$—	$(9,345)	$(254,195)	$(617)	$—
Accumulated net investment income (loss)	(51,609)	(14,867)	7,762	(68,244)	9,343	254,195	617	—
Accumulated net realized gain (loss)	51,609	14,867	(7,762)	68,244	2	—	—	—

The permanent differences primarily relate to foreign currency, net operating losses, and capital loss carryforward limitations.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The SAM Global Equity, MFG Global Equity, MFG Core Infrastructure, HEXAM Emerging Markets, Netols Small Cap Value and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Frontegra Timpani Small Cap Growth Fund. Lockwell is the investment adviser to the Lockwell Small Cap Value Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra, Timpani and Lockwell have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2013, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontegra Fund	Annual Advisory Fees	Expense Limitation
SAM Global Equity	0.80%	1.20%
MFG Global Equity	0.80%	0.80%
MFG Core Infrastructure	0.70%	0.70%
HEXAM Emerging Markets	0.90%	1.30%
Timpani Small Cap Growth	1.00%	1.10%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value - Class L	1.00%	0.99%
Phocas Small Cap Value - Class I	1.00%	1.10%
Lockwell Small Cap Value	1.00%	1.10%

Any waivers or reimbursements are subject to later adjustment to allow the advisers to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that an adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Expenses attributable to a specific class may only be recouped with respect to that class.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

	SAM Global Equity		MFG Global Equity		MFG Core Infrastructure		HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value		Lockwell Small Cap Value
2013	$—		$—		$—		$—	$—	$75,253	$—		$—
2014	26,548	*	—		—		75,925	46,572	53,689	104,993	**	—
2015	78,884		95,480	***	66,588	****	77,799	103,400	194,049	146,574		109,516
Total	$105,432		$95,480		$66,588		$153,724	$149,972	$322,991	$251,567		$109,516

*  Expenses waived/reimbursed were for the period June 10, 2011 through June 30, 2011.

**  Expenses waived/reimbursed were for the period October 8, 2010 through June 30, 2011.

***  Expenses waived/reimbursed were for the period December 28, 2011 through June 30, 2012.

****  Expenses waived/reimbursed were for the period January 18, 2012 through June 30, 2012.

The Frontegra Phocas Small Cap Value Fund has entered into a subadministration agreement with Frontegra under which Frontegra provides certain shareholder and subadministrative services to Class I shareholders of the Fund. For its services, Frontegra, with whom certain officers and a director of the Fund are affiliated, receives an annual fee of 0.11% of Class I average net assets. This fee is calculated daily and payable monthly.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Funds. As of June 30, 2012, affiliates of Frontegra owned a controlling interest in the Frontegra MFG Core Infrastructure Fund and affiliates of Timpani owned a controlling interest in the Frontegra Timpani Small Cap Growth Fund. As of June 30, 2012, one shareholder owned a controlling interest in the Frontegra MFG Global Equity Fund, but is not considered an affiliate of Frontegra. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments for the Funds for the year ended June 30, 2012 are summarized below:

	SAM Global Equity	MFG Global Equity	MFG Core Infrastructure	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value	Lockwell Small Cap Value
Purchases	$11,992,668	$114,384,153	$2,801,355	$21,924,958	$4,255,113	$43,608,202	$12,568,136	$3,439,058
Sales	$9,599,867	$9,243,190	$176,704	$19,121,522	$3,410,771	$63,711,101	$10,198,367	$1,187,980

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

Frontegra, on behalf of the Frontegra Netols Small Cap Value Fund and the Frontegra Timpani Small Cap Growth Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund. As of June 30, 2012, the Class Y shares of the Frontegra Timpani Small

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2012

Cap Growth Fund had not commenced operations. For the year ended June 30, 2012, the Netols Small Cap Value Fund Class Y shares incurred $47,854 under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. For the year ended June 30, 2012, the Netols Small Cap Value Fund Class Y shares incurred $28,713 in shareholder servicing expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2012

To the Shareholders and Board of Directors
Frontegra Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontegra Funds, Inc., comprising the Frontegra SAM Global Equity Fund, Frontegra MFG Global Equity Fund, Frontegra MFG Core Infrastructure Fund, Frontegra HEXAM Emerging Markets Fund, Frontegra Timpani Small Cap Growth Fund, Frontegra Netols Small Cap Value Fund, Frontegra Phocas Small Cap Value Fund, and Lockwell Small Cap Value Fund (the "Funds"), as of June 30, 2012, and the related statements of operations, changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights for the periods ended prior to June 30, 2012, were audited by another independent registered public accounting firm, which expressed unqualified opinions on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Frontegra Funds, Inc. as of June 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

Westlake, Ohio
August 24, 2012

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

Renewal of Advisory Agreement for Frontegra Timpani Small Cap Growth Fund

The Board of Directors (the "Board") of Frontegra Funds, Inc. (the "Company") met on May 22, 2012 to consider the annual renewal of the investment advisory agreement with Timpani Capital Management LLC ("Timpani") (the "Timpani Advisory Agreement") for the Frontegra Timpani Small Cap Growth Fund, a portfolio of the Company (the "Timpani Small Cap Growth Fund").

When the Board reviewed the Timpani Advisory Agreement, the Board was provided materials relevant to its consideration of the agreement, such as Timpani's Form ADV and Code of Ethics, information regarding Timpani's compliance program, personnel and financial condition and a memorandum prepared by the Company's legal counsel. The Board also reviewed the advisory fee payable by the Timpani Small Cap Growth Fund under the Timpani Advisory Agreement, the expense cap agreement between the Company and Timpani on behalf of the Timpani Small Cap Growth Fund and comparative fee and expense information provided by an independent third party. The Board was also provided with Timpani's response to a detailed request submitted by the Company's legal counsel on behalf of the directors. The independent directors met in executive session to discuss the materials and the proposed approval of the Timpani Advisory Agreement.

In considering the Timpani Advisory Agreement, the Board reviewed and analyzed various factors with respect to the Timpani Small Cap Growth Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided. The Board considered Timpani's background and services it would continue to provide to the Timpani Small Cap Growth Fund and its shareholders under the Timpani Advisory Agreement. The Board discussed the fact that Timpani had chosen the Timpani Small Cap Growth Fund's investment strategy. The Board noted that Timpani had been managing small cap growth accounts since 2008 and that Brandon M. Nelson, the sole portfolio manager, Chief Investment Officer and a director of Timpani, has 16 years of investment experience. The Board discussed Timpani's responsibilities for overseeing the Timpani Small Cap Growth Fund's activities and for monitoring its compliance with applicable requirements under the securities laws. The Board concluded that the range of services to be provided by Timpani was appropriate and that Timpani was qualified to provide such services.

Performance Record of the Timpani Small Cap Growth Fund. The Board reviewed the Fund's performance for the period ended December 31, 2011 and the year ended March 31, 2012. The Board noted that the Fund lagged the benchmark index for the first period and outperformed the index for the second period. The Board also reviewed the historical performance for Timpani's small cap growth private accounts. The Board concluded that Timpani appeared to have an effective small cap growth investment process.

Advisory Fees. The Board compared the Timpani Small Cap Growth Fund's contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group. The Board noted that the Timpani Small Cap Growth Fund's advisory fee was slightly above the industry average. The Board noted that, after giving effect to the expense cap agreement, the total expense ratio was comparable to the industry average for Class Y shares and below the industry average for Institutional Class shares. The Board concluded that the advisory fee to be paid by the Timpani Small Cap Growth Fund to Timpani was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board reviewed information concerning Timpani's financial condition, costs and profitability. The Board also considered the effect of the expense cap agreement on Timpani's compensation, noting that the Fund had not yet reached financial "break even." Given that Timpani was not yet realizing a profit from the Fund, the Board concluded that the advisory fee was reasonable.

Economies of Scale. Given the Fund's current asset level, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Timpani Small Cap Growth Fund's assets.

Benefits to Timpani. The Board considered information presented regarding any benefits to Timpani or its affiliates from serving as adviser to the Timpani Small Cap Growth Fund (in addition to the advisory fee). The Board noted that Timpani's affiliate, Frontier Partners, Inc. ("Frontier"), provides consulting services to, and is compensated by, Timpani. However, the Board determined that Timpani's services to the Timpani Small Cap Growth Fund would not be compromised by this potential conflict of interest. The Board also noted that William D. Forsyth III, the president of the Company and Frontier, is also the president and an officer of Timpani and that Frontier and its affiliates provide various services to Timpani with respect to the Fund. The Board considered other benefits to Timpani from its relationship with the Fund and concluded such benefits were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the Timpani Advisory Agreement were fair and reasonable and in the best interests of the shareholders of the Timpani Small Cap Growth Fund.

Renewal of Advisory Agreement and Subadvisory Agreements for Frontegra Netols Small Cap Value Fund, Frontegra HEXAM Emerging Markets Fund and Frontegra Phocas Small Cap Value Fund

At the May 22, 2012 meeting, the Board also considered the annual renewal of the investment advisory agreement with Frontegra (the "Frontegra Advisory Agreement") and the subadvisory agreements for the Frontegra Netols Small Cap Value Fund, Frontegra HEXAM Emerging Markets Fund and Frontegra Phocas Small Cap Value Fund, portfolios of the Company (each a "Fund" and collectively, the "Funds"). The independent directors met in executive session to consider the Frontegra Advisory Agreement and subadvisory agreements.

Frontegra Advisory Agreement

When the Board reviewed the Frontegra Advisory Agreement, the Board was provided materials relevant to its consideration of the agreement, such as Frontegra's Form ADV and Code of Ethics, information regarding Frontegra's compliance program, personnel and financial condition and a memorandum prepared by the Company's legal counsel. The Board also reviewed the advisory fee payable by each Fund under the Frontegra Advisory Agreement, the proposed expense cap agreements between the Company and Frontegra on behalf of each Fund and comparative fee and expense information provided by an independent third party. The Board was also provided with Frontegra's response to a detailed request submitted by the Company's legal counsel on behalf of the directors.

In considering the Frontegra Advisory Agreement, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided. The Board considered Frontegra's background and services it would continue to provide to the Funds and their shareholders under the Frontegra Advisory Agreement. The Board discussed the fact that Frontegra had chosen the investment strategy for each Fund and had selected the subadvisers to make the day-to-day investment decisions for the Funds. The Board noted that Frontegra has 16 years of experience in hiring and supervising subadvisers to portfolios in the Frontegra family of funds. The Board discussed Frontegra's responsibilities for overseeing the subadvisers and for monitoring each Fund's compliance with applicable requirements under the securities laws. The Board also discussed the shareholder servicing and administrative services provided by Frontegra to the Funds. The Board concluded that the range of services to be provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.

Performance Record of the Funds. As described in more detail under "Board Renewal of Subadvisory Agreements," the Board reviewed each Fund's performance record for the periods ended December 31, 2011 and March 31, 2012. The Board concluded that Frontegra has developed the necessary expertise and resources in selecting and managing qualified subadvisers to provide investment advisory services to the Funds in accordance with each Fund's investment objective and strategy.

Advisory Fees. The Board compared each Fund's contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group. The Board noted that the advisory fee for the Netols Small Cap Value Fund was above the industry average. The total expense ratio for Institutional Class shares of the Fund was in line with the industry average while the total expense ratio for Class Y shares of the Fund was above the industry average. The Board noted that the advisory fee and total expense ratio for the HEXAM Emerging Markets Fund were both below the industry average. With respect to the Phocas Small Cap Value Fund, the Board noted that the advisory fee was in line with the industry average and the total expense ratio for both Class I and Class L shares was well below the industry average. The Board concluded that the advisory fee to be paid by each Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board reviewed information concerning Frontegra's financial condition, costs and profitability. The Board also considered the effect of the contractual expense cap agreements on Frontegra's compensation. The Board noted that Frontegra was reimbursing expenses to all three Funds. The Board concluded that Frontegra's current level of profitability was reasonable considering the quality of management and the fact that Frontegra was waiving its fees and/or reimbursing expenses for the Funds.

Economies of Scale. The Board reviewed net asset growth on a per Fund and aggregate basis and considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly. However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between Frontegra and each Fund.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Funds (in addition to the advisory fee). The Board noted that Frontier, an affiliate of Frontegra, provides consulting services to, and is compensated by, two of the subadvisers. However, the Board determined that Frontegra's services to the Funds would not be compromised by this potential conflict of interest. The Board also noted that Frontegra receives a subadministration fee from the Phocas Fund Class I shares.

On the basis of its review of the foregoing information, the Board found that the terms of the Frontegra Advisory Agreement were fair and reasonable and in the best interests of each Fund's shareholders.

Renewal of Subadvisory Agreements

Frontegra Netols Small Cap Value Fund

When the Board reviewed the subadvisory agreement between Frontegra and Netols Asset Management, Inc. ("Netols") on behalf of the Frontegra Netols Small Cap Value Fund (the "Netols Small Cap Value Fund") (the "Netols Subadvisory Agreement"), the Board was provided materials relevant to its consideration of the Netols Subadvisory Agreement, such as Netols' Form ADV and Code of Ethics, information regarding Netols' compliance program, personnel and financial condition and a memorandum prepared by the Company's legal counsel. The Board also reviewed the subadvisory fee payable by Frontegra under the Netols Subadvisory Agreement and the expense cap agreement between the Company and Frontegra on behalf of the Netols Small Cap Value Fund. The Board was also provided with Netols' responses to a detailed request submitted by the Company's legal counsel on behalf of the directors.

In considering the Netols Subadvisory Agreement, the Board analyzed and reviewed various factors with respect to the Netols Small Cap Value Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided. The Board's analysis of the nature, extent and quality of Netols' services to the Fund took into account knowledge gained from Netols' presentations to the Board at meetings throughout the year. The Board reviewed and considered Netols' investment strategy and experience as a small-cap value manager, key personnel involved in providing investment management services to the Netols Small Cap Value Fund and financial condition. The Board also considered services provided by Netols under the Netols Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Netols to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Netols under the Netols Subadvisory Agreement.

Investment Performance of Netols. The Board reviewed the performance record of the Netols Small Cap Value Fund and noted that the Fund had underperformed its benchmark index for the past one- and three-year periods ended March 31, 2012 and had outperformed the index for the five-year period ended March 31, 2012. The Board also considered Netols' quarterly portfolio commentary and review of the Fund's performance. The Board also compared the Fund's recent performance to the performance of Netols' composite of other accounts managed in the small cap value style. The Board concluded that the Fund's performance was satisfactory and that Netols would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fees. The Board reviewed and considered the subadvisory fee payable by Frontegra to Netols under the Netols Subadvisory Agreement. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Netols or the profitability to Netols from its relationship with the Netols Small Cap Value Fund because it did not view these factors as relevant given that the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Netols Small Cap Value Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to Netols. The Board considered information presented regarding any benefits to Netols from serving as subadviser to the Netols Small Cap Value Fund (in addition to the subadvisory fee). Netols provided information to the Board regarding its receipt of unsolicited research from broker-dealers. The Board believed that Netols generally benefits from its association with the Fund. The Board concluded that the benefits realized by Netols from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the Netols Subadvisory Agreement were fair and reasonable and in the best interests of the shareholders of the Netols Small Cap Value Fund.

Frontegra HEXAM Emerging Markets Fund

When the Board reviewed the subadvisory agreement between Frontegra and Hexam Capital Partners, LLP ("HEXAM") on behalf of the Frontegra HEXAM Emerging Markets Fund (the "HEXAM Emerging Markets Fund") (the "HEXAM Subadvisory Agreement"), the Board was provided materials relevant to its consideration of the HEXAM Subadvisory Agreement, such as HEXAM's Form ADV and Code of Ethics, information regarding HEXAM's compliance program, personnel and financial condition and a memorandum prepared by the Company's legal counsel. The Board also reviewed the subadvisory fee payable by Frontegra under the HEXAM Subadvisory Agreement and the expense cap agreement between the Company and Frontegra on behalf of the HEXAM Emerging Markets Fund. The Board was also provided with HEXAM's responses to a detailed request submitted by the Company's legal counsel on behalf of the directors.

In considering the HEXAM Subadvisory Agreement, the Board analyzed and reviewed various factors with respect to the HEXAM Emerging Markets Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided. The Board's analysis of the nature, extent and quality of HEXAM's services to the Fund took into account knowledge gained from HEXAM's presentations to the Board at meetings throughout the year. The Board reviewed and considered HEXAM's investment strategy and experience as an emerging markets manager, key personnel involved in providing investment management services to the HEXAM Emerging Markets Fund and financial condition. The Board also considered services provided by HEXAM under the HEXAM Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by HEXAM to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by HEXAM under the HEXAM Subadvisory Agreement.

Investment Performance of HEXAM. The Board reviewed the performance record of the HEXAM Emerging Markets Fund and noted that the Fund had underperformed its benchmark index for the one-year period ended March 31, 2012. The Board also considered HEXAM's quarterly portfolio commentary and review of the Fund's performance, including discussion of the reason for the Fund's underperformance. The Board also reviewed the performance of HEXAM's composite of other accounts managed in the emerging markets style. The Board concluded that HEXAM would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fees. The Board reviewed and considered the subadvisory fee payable by Frontegra to HEXAM under the HEXAM Subadvisory Agreement. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by HEXAM or the profitability to HEXAM from its relationship with the HEXAM Emerging Markets Fund because it did not view these factors as relevant given that the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the HEXAM Emerging Markets Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to HEXAM. The Board considered information presented regarding any benefits to HEXAM from serving as subadviser to the HEXAM Emerging Markets Fund (in addition to the subadvisory fee). The Board believed that HEXAM generally benefits from its association with the Fund. The Board concluded that the benefits realized by HEXAM from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the HEXAM Subadvisory Agreement were fair and reasonable and in the best interests of the shareholders of the HEXAM Emerging Markets Fund.

Frontegra Phocas Small Cap Value Fund

When the Board reviewed the subadvisory agreement between Frontegra and Phocas Financial Corp. ("Phocas") on behalf of the Frontegra Phocas Small Cap Value Fund (the "Phocas Small Cap Value Fund") (the "Phocas Subadvisory Agreement"), the Board was provided materials relevant to its consideration of the Phocas Subadvisory Agreement, such as Phocas' Form ADV and Code of Ethics, information regarding Phocas' compliance program, personnel and financial condition and a memorandum prepared by the Company's legal counsel. The Board also reviewed the subadvisory fee payable by Frontegra under the Phocas Subadvisory Agreement and the expense cap agreement between the Company and Frontegra on behalf of the Phocas Small Cap Value Fund. The Board was also provided with Phocas' responses to a detailed request submitted by the Company's legal counsel on behalf of the directors.

In considering the Phocas Subadvisory Agreement, the Board analyzed and reviewed various factors with respect to the Phocas Small Cap Value Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Nature, Extent and Quality of the Services to be Provided. The Board's analysis of the nature, extent and quality of Phocas' services to the Fund took into account knowledge gained from Phocas' presentations to the Board at meetings throughout the year. The Board reviewed and considered Phocas' investment strategy and experience as a small cap value manager, key personnel involved in providing investment management services to the Phocas Small Cap Value Fund and financial condition. The Board also considered services provided by Phocas under the Phocas Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by Phocas to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Phocas under the Phocas Subadvisory Agreement.

Investment Performance of Phocas. The Board reviewed the performance record of the Phocas Small Cap Value Fund and noted that the Fund had slightly underperformed its benchmark index for the past one-year period and had outperformed its benchmark index for the past three- and five-year periods ended March 31, 2012. The Board noted that the Fund had been reorganized into the Frontegra family of funds on October 8, 2010 and returns for the prior periods were for the predecessor fund, also managed by Phocas. The Board also considered Phocas' quarterly portfolio commentary and review of the Fund's performance. The Board also reviewed the performance of Phocas' composite of other accounts managed in the small cap value style. The Board concluded that the Fund's performance was satisfactory and that Phocas would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fees. The Board reviewed and considered the subadvisory fee payable by Frontegra to Phocas under the Phocas Subadvisory Agreement. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Phocas or the profitability to Phocas from its relationship with the Phocas Small Cap Value Fund because it did not view these factors as relevant given that the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Phocas Small Cap Value Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to Phocas. The Board considered information presented regarding any benefits to Phocas from serving as subadviser to the Phocas Small Cap Value Fund (in addition to the subadvisory fee). The Board believed that Phocas generally benefits from its association with the Fund. The Board concluded that the benefits realized by Phocas from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the Phocas Subadvisory Agreement were fair and reasonable and in the best interests of the shareholders of the Phocas Small Cap Value Fund.

ADDITIONAL INFORMATION

(Unaudited)

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds is set forth below. The SAI includes additional information about the Funds' directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President and Secretary Director Co-President, Treasurer and Assistant Secretary	Elected annually by the Board; since August 2008. Indefinite; since May 1996. From May 1996 to August 2008.	Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988. Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as President of Timpani since August 2008 and served as Co-President from April 2008 to August 2008. Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds' shares, since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm ("Frontier"). From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank. Mr. Forsyth has earned the right to use the CFA designation.	8	None

*  Mr. Forsyth is an "interested person" of the Funds because he serves as a director and officer of Frontegra, owns 100% of Frontegra and has an indirect equity ownership interest in Timpani.

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Elyce D. Dilworth Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.	Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991. Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier from September 2010 to June 2011. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007. From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products. From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.	N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director	Indefinite; since June 1996	Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969. Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. ("CFI") from 1994 to 2011. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.	8	None

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder is a private investor and Chairman of The Snyder Family Foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	8	IronBridge Funds, Inc. (with oversight of six portfolios)

ADDITIONAL INFORMATION (continued)

(Unaudited)

FOREIGN TAX CREDIT

For the year ended June 30, 2012, the Frontegra SAM Global Equity Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid
Australia	$22,282	$—
Canada	59,533	8,930
France	18,311	2,747
Germany	11,034	1,655
Israel	7,564	1,642
Italy	47,191	10,423
Japan	31,597	2,212
Netherlands	32,899	4,935
Norway	19,604	2,940
Spain	20,096	3,014
Switzerland	32,551	4,883
United Kingdom	71,164	—
	$373,826	$43,381

For the year ended June 30, 2012, the Frontegra MFG Core Infrastructure Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid
Australia	$7,535	$679
Austria	245	37
Belgium	910	136
Canada	4,403	660
France	1,830	274
Germany	1,738	261
Guernsey	576	25
Hong Kong	2,301	—
Italy	9,246	1,816
Luxembourg	3,147	472
Mexico	1,332	—
Netherlands	1,104	166
New Zealand	1,074	—
Spain	2,267	340
Switzerland	555	83
United Kingdom	9,948	—
	$48,211	$4,949

ADDITIONAL INFORMATION (continued)

(Unaudited)

For the year ended June 30, 2012, the Frontegra HEXAM Emerging Markets Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid
Bermuda	$11,632	$—
Brazil	241,751	24,820
Canada	5,024	754
Cayman Island	5,095	—
China	52,811	5,281
Hong Kong	81,226	8,853
Jersey	1,810	—
Luxembourg	42,428	6,364
Russian Federation	34,023	5,100
South Africa	6,895	—
South Korea	36,518	6,025
United Kingdom	54,078	—
	$573,291	$57,197

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

SAM Global Equity	55.32%
HEXAM Emerging Markets	100.00%
Phocas Small Cap Value	100.00%
Lockwell Small Cap Value	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2012 was as follows:

SAM Global Equity	20.22%
HEXAM Emerging Markets	1.33%
Phocas Small Cap Value	100.00%
Lockwell Small Cap Value	100.00%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2012 was as follows:

SAM Global Equity	0.02%
HEXAM Emerging Markets	0.17%
Phocas Small Cap Value	0.20%
Lockwell Small Cap Value	0.51%

Frontegra Funds

ADDITIONAL INFORMATION (continued)

(Unaudited)

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2012 was as follows:

SAM Global Equity	66.93%
HEXAM Emerging Markets	58.96%

CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 29, 2012, the Audit Committee of the Board of Directors of the Company approved the appointment of Cohen Fund Audit Services, Ltd. ("Cohen") as the Company's independent registered public accounting firm, replacing Ernst & Young LLP ("E&Y"). On May 22, 2012, the Audit Committee engaged Cohen to audit the Company's financial statements for the fiscal year ended June 30, 2012.

E&Y's report on the financial statements of the Company for each of the fiscal years ended June 30, 2010 and June 30, 2011, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2010 and June 30, 2011, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. During the fiscal years ended June 30, 2010 and June 30, 2011, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

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A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra"), Timpani Capital Management LLC and Lockwell Investments, LLC, the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontegra Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontegra.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is Incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  The “Audit-Related Fees” for fiscal year 2012 relate to the review of the predecessor auditor’s work papers by the successor auditor and to notification given to the Securities and Exchange Commission of the change in auditors.  “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no other services provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by the principal accountant.

	Cohen Fund Audit Services, Ltd.	Ernst & Young, LLP	Ernst & Young, LLP
	FYE 6/30/2012	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$96,000	$0	$145,800
Audit-Related Services	$0	$6,590	$0
Tax Fees	$24,000	$7,500	$33,000
All Other Fees	$0	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during fiscal year 2012.  During the last two fiscal years, there were no non-audit services rendered by the principal accountant to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.  All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)          Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed September 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	September 4, 2012

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	September 4, 2012